                                                                     EXHIBIT 4.1



                                                                  EXECUTION COPY



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                             ADVANTA NATIONAL BANK
                              Seller and Servicer

                                      and

                             BANKERS TRUST COMPANY
                                    Trustee

               on behalf of the Series 1998-A Certificateholders


                            SERIES 1998-A SUPPLEMENT
                          Dated as of February 6, 1998

                                       to

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT
                         Dated as of December 1, 1993,
                    as Amended and Restated on May 23, 1994


                      ADVANTA CREDIT CARD MASTER TRUST II
                                 SERIES 1998-A


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                 SERIES 1998-A SUPPLEMENT, dated as of February 6, 1998 (the
"Supplement"), between ADVANTA NATIONAL BANK, a national banking association, as Seller and Servicer, and its successors and assigns and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

                 Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as Amended and Restated on May 23, 1994 (as amended and supplemented, including by the terms of this Supplement, the "Agreement"), among Advanta National Bank (formerly known as Advanta National Bank USA and prior to that known as Colonial National Bank USA and successor in interest to the former Advanta National Bank) ("ANB"), as Seller and Servicer, and the Trustee, the Seller has created the ADVANTA Credit Card Master Trust II (the "Trust"). Section 6.03 of the Agreement provides that the Sellers may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                 Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                   ARTICLE I

                   Creation of the Series 1998-A Certificates

                 Section 1.1. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "ADVANTA Credit Card Master Trust II, Series 1998-A." The Series 1998-A Certificates shall be issued in two Classes. The first Class shall be known as the "Class A Floating Rate Asset Backed Certificates, Series 1998-A" and the second Class shall be known as the "Class B Floating Rate Asset Backed Certificates, Series 1998-A." In addition, there is hereby created a third Class of interests in the Trust which, except as expressly provided herein, shall be deemed to be "Investor Certificates" for all purposes under the Agreement and this Supplement and shall be in uncertificated form and which shall be known as the "Collateral Interest, Series 1998-A." Solely for the purposes of Section 9.02(a) of the Agreement, the holders of interests in the Collateral Interest and the Cash Collateral Account shall each be deemed to be a separate Class. The Collateral Interest Holder shall be the Series Enhancer for Series 1998-A. Notwithstanding anything to the contrary in the Agreement, the institution making the initial deposit to the Cash Collateral Account shall not be deemed to be a Series Enhancer for Series 1998-A.

                 (b) Series 1998-A shall be included in Group One. Series 1998-A shall be a Principal Sharing Series with respect to Group One only. Series 1998-A shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 1998-A shall be the April 1998 Distribution Date, and references herein to the Monthly Period relating to the April 1998 Distribution Date shall mean the period from the Closing Date through the end of March 1998.





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                 (c)      In the event that any term or provision contained
herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

                 (d) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Supplement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and clauses (a) and (c) of the definition of "Tax Opinion" in Section 1.01 of the Agreement shall not be applicable to the Collateral Interest.

                                   ARTICLE II

                                  Definitions

                 Section 2.1.  Definitions.

                 (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

                 "Accumulation Date" shall mean the close of business on March 31, 2000.

                 "Accumulation Period" shall mean the Class A Accumulation Period and the Class B Accumulation Period.

                 "Additional Interest" shall mean, at any time of determination, the Class A Additional Interest, the Class B Additional Interest and the Collateral Additional Interest.

                 "ANB" (i) prior to the Transaction Date shall mean Advanta National Bank, a national banking association formerly known as Advanta National Bank USA and prior to that known as Colonial National Bank USA, and successor in interest to the former Advanta National Bank and (ii) on and after the Transaction Date, if it occurs, the Fleet Entity to which Advanta National Bank has assigned its rights and interests and delegated its obligations and liabilities as Seller and Servicer under the Agreement.

                 "Available Cash Collateral Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account to be made with respect to such date) and (b) the lesser of the Required Enhancement Amount and the Invested Amount as of such date.

                 "Available Enhancement Amount" shall mean, for any date of determination, the





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sum of (a) the Collateral Investor Amount and (b) the aggregate amount of funds on deposit in the Cash Collateral Account, in each case on such date.

                 "Available Investor Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Investor Principal Collections minus (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.8(a) are required to fund any deficiency in the amount to be distributed pursuant to Sections 4.5(a)(i), (ii) and (iii) for the related Distribution Date (excluding Reallocated Principal Collections that have resulted in a reduction of the Collateral Invested Amount pursuant to Section 4.6(c)), plus (b) any Shared Principal Collections with respect to other Series in Group One that are allocated to Series 1998-A in accordance with Section
4.04 of the Agreement and Section 4.10 hereof, plus (c) any other amounts which pursuant to subsection 4.5(a)(iii) (including any amounts allocated with respect thereto pursuant to subsection 4.7(a)) and subsections 4.7(b), (d) and
(e) hereof are to be treated as Available Investor Principal Collections with respect to the related Distribution Date, plus (d) the excess, if any, of Collateral Principal Collections over Collateral Monthly Principal with respect to the related Distribution Date.

                 "Average Principal Balance" shall mean, (i) for any Monthly Period during the Funding Period, the weighted average of the sum of the Principal Receivables in the Trust and the principal amount on deposit in the Excess Funding Account at the end of the day on the last day of the prior Monthly Period and on the end of the day on each Tuesday in such Monthly Period immediately preceding each Wednesday on which the Invested Amount is increased pursuant to Section 4.17 weighted, respectively, by a fraction, the numerator of which is the number of days from and including each such day to but excluding the next such day, or in the case of the last such day, to but excluding the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period, and (ii) for any Monthly Period in which an Addition Date occurs, the weighted average of the sum of the Principal Receivables in the Trust and the principal amount on deposit in the Excess Funding Account at the end of the day on the last day of the prior Monthly Period and the sum of the Principal Receivables in the Trust and the principal amount on deposit in the Excess Funding Account at the end of the day on the related Addition Date, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Monthly Period, to but excluding the related Addition Date, and the denominator of which is the number of days in such Monthly Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date to and including the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period.

                 "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Monthly Interest and the Monthly Servicing Fee with respect to the related Distribution Date and the denominator of which is the Investor Amount as of the last day of the preceding Monthly Period.

                 "Cash Collateral Account" shall have the meaning specified in subsection 4.12(a).





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                 "Cash Collateral Account Investments" shall mean Eligible
Investments.

                 "Cash Enhancement Surplus" shall mean, as of any date of determination, the excess, if any, of (a) the amount on deposit in the Cash Collateral Account over (b) the Required Cash Collateral Amount. Any Cash Enhancement Surplus shall be applied in accordance with the Loan Agreement.

                 "Class A Accumulation Period" shall mean, unless a Pay Out Event with respect to Series 1998-A shall have occurred prior thereto, the period commencing on the Accumulation Date or such later date as is determined in accordance with Section 4.14 and ending on the first to occur of (a) the commencement of the Rapid Amortization Period, (b) the payment in full to the Class A Certificateholders of the Class A Investor Amount or (c) the Series Termination Date.

                 "Class A Accumulation Period Length" shall have the meaning specified in Section 4.14.

                 "Class A Additional Interest" shall have the meaning specified in subsection 4.2(a).

                 "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Percentage of the Collections of Finance Charge Receivables allocated to Series 1998-A (including any investment earnings on amounts on deposit in the Pre-Funding Account and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement), (b) the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date and (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to Section 4.15, are required to be included in Class A Available Funds with respect to such Distribution Date.

                 "Class A Certificate Rate" shall mean, for any Interest Period with respect to the Class A Certificates, a per annum rate equal to LIBOR as of the LIBOR Determination Date applicable to such Interest Period plus the Class A Certificate Rate Spread.

                 "Class A Certificate Rate Spread" shall mean .04% per annum.

                 "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                 "Class A Certificates" shall mean any one of the Certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

                 "Class A Expected Final Distribution Date" shall mean the January 2001 Distribution Date.

                 "Class A Floating Percentage" shall mean, with respect to any Monthly Period,





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
the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                 "Class A Initial Invested Amount" shall mean $724,500,000.

                 "Class A Initial Investor Amount" shall mean the aggregate initial principal balance of the Class A Certificates, which is $966,000,000.

                 "Class A Interest Shortfall" shall have the meaning specified in subsection 4.2(a).

                 "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, plus
(b) the amount of any increases in the Class A Invested Amount during the Funding Period pursuant to Section 4.17 on or prior to such date, minus (c) the aggregate amount of principal payments (other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period) made to the Class A Certificateholders on or prior to such date, minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed pursuant to subsection 4.6(a) prior to such date minus (e) the Principal Funding Account Balance.

                 "Class A Investor Amount" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Invested Amount,
(b) the Class A Floating Percentage of the Pre-Funded Amount and (c) the Principal Funding Account Balance.

                 "Class A Investor Charge-Off" shall have the meaning specified in subsection 4.6(a).

                 "Class A Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

                 "Class A Monthly Interest" shall have the meaning specified in subsection 4.2(a).

                 "Class A Monthly Principal" shall have the meaning specified in subsection 4.3(a).

                 "Class A Penalty Rate" shall mean the sum of the Class A Certificate Rate and 2.0% per annum.

                 "Class A Principal Percentage" shall mean, with respect to any Monthly Period (i)





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during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided, however, that with respect to the first Monthly Period, the Class A Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                 "Class A Required Amount" shall have the meaning specified in
Section 4.4(a).

                 "Class A Servicing Fee" shall have the meaning specified in
Section 3.1.

                 "Class B Accumulation Period" shall mean, unless a Pay Out Event with respect to Series 1998-A shall have occurred prior thereto, the period commencing on the first day of the Monthly Period immediately preceding the Class B Principal Commencement Date and ending on the first to occur thereafter of (a) the commencement of the Rapid Amortization Period, (b) the payment in full to the Class B Certificateholders of the Class B Invested Amount or (c) the Series Termination Date.

                 "Class B Additional Interest" shall have the meaning specified in Section 4.2(b).

                 "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Class B Floating Percentage of the Collections of Finance Charge Receivables allocated to Series 1998-A (including any investment earnings on amounts on deposit in the Pre-Funding Account and any other amounts that are to be treated as Collections of Finance Receivables in accordance with the Agreement).

                 "Class B Certificate Rate" shall mean, for any Interest Period with respect to the Class B Certificates, a per annum rate equal to LIBOR as of the LIBOR Determination Date for such Interest Period plus the Class B Certificate Rate Spread.

                 "Class B Certificate Rate Spread" shall mean 0.24% per annum.

                 "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                 "Class B Certificates" shall mean any one of the Certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

                 "Class B Expected Final Distribution Date" shall mean the February 2001 Distribution Date.





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                 "Class B Floating Percentage" shall mean, with respect to any
Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                 "Class B Initial Invested Amount" shall mean $64,687,500.

                 "Class B Initial Investor Amount" shall mean the aggregate initial principal balance of the Class B Certificates, which is $86,250,000.

                 "Class B Interest Shortfall" shall have the meaning specified in Section 4.2(b).

                 "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, plus
(b) the amount of any increases in the Class B Invested Amount during the Funding Period pursuant to Section 4.17 on or prior to such date, minus (c) the aggregate amount of principal payments (other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period) made to the Class B Certificateholders prior to such date minus (d) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursement of Class B Investor Charge-Offs pursuant to subsection 4.6(b) for all Distribution Dates preceding such date, minus (e) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.8(a) (excluding any Reallocated Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to subsection 4.6(c)), minus (f) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.6(a) and plus (g) the amount of Excess Spread and Excess Finance Charges allocated and available on all prior Distribution Dates pursuant to subsection 4.7(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f); provided, however, that the Class B Invested Amount may not be reduced below zero.

                 "Class B Investor Amount" shall mean, for any date of determination, an amount equal to the sum of (a) the Class B Invested Amount and (b) the Class B Floating Percentage of the Pre-Funded Amount.

                 "Class B Investor Charge-Off" shall have the meaning specified in subsection 4.6(b).

                 "Class B Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.





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                 "Class B Monthly Interest" shall have the meaning specified in subsection 4.2(b).

                 "Class B Monthly Principal" shall have the meaning specified in subsection 4.3(b).

                 "Class B Penalty Rate" shall mean the sum of the Class B Certificate Rate and 2.0% per annum.

                 "Class B Principal Commencement Date" shall mean the Distribution Date on which the Class A Investor Amount is paid in full or on which the Principal Funding Account Balance is equal to the Class A Investor Amount; provided, that if the Class A Investor Amount is paid in full on the Class A Expected Final Distribution Date and the Rapid Amortization Period has not commenced, the Class B Principal Commencement Date shall mean the Class B Expected Final Distribution Date.

                 "Class B Principal Percentage" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided, however, that with respect to the first Monthly Period, the Class B Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                 "Class B Required Amount" shall have the meaning specified in subsection 4.4(b).

                 "Class B Servicing Fee" shall have the meaning specified in
Section 3.1.

                 "Closing Date" shall mean February 6, 1998.

                 "Collateral Additional Interest" shall have the meaning specified in subsection 4.2(c).

                 "Collateral Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Collateral Floating Percentage of the Collections of Finance Charge Receivables allocated to Series 1998-A (including any investment earnings on amounts on deposit in the Pre-Funding Account and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

                 "Collateral Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Collateral Floating Percentage for such Monthly Period.





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                 "Collateral Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Collateral Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                 "Collateral Initial Invested Amount" shall mean $73,312,500.

                 "Collateral Initial Investor Amount" shall mean the aggregate initial principal balance of the Collateral Interest, which is $97,750,000.

                 "Collateral Interest" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Supplement, the portion of Collections allocable thereto under the Agreement and this Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement and, subject to the rights of the Investor Certificateholders with respect thereto, funds on deposit in the Pre-Funding Account.

                 "Collateral Interest Holder" shall mean the entity so designated in the Loan Agreement.

                 "Collateral Interest Shortfall" shall have the meaning specified in subsection 4.2(c).

                 "Collateral Invested Amount" shall mean, for any date of determination, an amount equal to (a) the Collateral Initial Invested Amount, plus (b) the amount of any increases in the Collateral Invested Amount during the Funding Period pursuant to Section 4.17 on or prior to such date, minus (c) an amount equal to the amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.6, minus (d) the aggregate amount paid pursuant to subsections 4.5(e)(i), 4.5(f)(iii) and 4.5(g)(i) prior to such date, and plus (e) the aggregate amount of Excess Finance Charges and Excess Spread allocated and available on all prior Distribution Dates pursuant to subsection 4.7(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c); provided, however, that the Collateral Invested Amount may not be reduced below zero.

                 "Collateral Investor Amount" shall mean, for any date of determination, an amount equal to the sum of (a) the Collateral Invested Amount and (b) the Collateral Floating Percentage of the Pre-Funded Amount.

                 "Collateral Monthly Interest" shall have the meaning specified in subsection 4.2(c).





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                 "Collateral Monthly Principal" shall have the meaning
specified in subsection 4.3(c).

                 "Collateral Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to (a) the Invested Principal Collections with respect to such Monthly Period, minus (b) the amount of Investor Principal Collections with respect to such date, plus (c) the amount, if any, of Excess Spread and Excess Finance Charges to be distributed pursuant to subsections 4.7(h) and (i) on the related Distribution Date and minus (d) the amount of Reallocated Principal Collections with respect to such Monthly Period which, pursuant to Section 4.8, are required to fund any deficiency in the amounts to be distributed pursuant to subsections 4.5(a)(i), (ii) and (iii) and 4.5(b)(i) and (ii) and subsection 4.7(d) for the related Distribution Date (excluding Reallocated Principal Collections which have been allocated to reduce the Class B Invested Amount).

                 "Collateral Principal Shortfall" shall mean, for any Distribution Date during the Accumulation Period or the Rapid Amortization Period, the excess of Collateral Monthly Principal for such Distribution Date over the amount of Collateral Principal Collections available on such date pursuant to subsection 4.5(g).

                 "Collateral Rate" shall mean the rate designated as such in the Loan Agreement; provided, that for purposes of this Supplement, the Collateral Rate shall not exceed LIBOR plus 1% per annum.

                 "Collateral Servicing Fee" shall have the meaning specified in
Section 3.1.

                 "Controlled Accumulation Amount" shall mean (a) for any Distribution Date with respect to the Class A Accumulation Period, the maximum Class A Invested Amount during the Revolving Period divided by nine; provided, however, that, if the Class A Accumulation Period is modified pursuant to
Section 4.14, (i) the Controlled Accumulation Amount for each Distribution Date with respect to the Class A Accumulation Period shall mean the amount determined in accordance with Section 4.14 on the date on which the Class A Accumulation Period has most recently been modified and (ii) the sum of the Controlled Accumulation Amounts for all Distribution Dates with respect to the modified Class A Accumulation Period shall not be less than the maximum Class A Invested Amount during the Revolving Period and (b) for any Distribution Date with respect to the Class B Accumulation Period, the maximum Class B Invested Amount during the Revolving Period.

                 "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

                 "Covered Amount" shall mean for any Distribution Date with respect to the Class A Accumulation Period or the first Special Payment Date, if such Special Payment Date occurs prior to the Class B Principal Commencement Date, an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from and including





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




the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, times (B) the Class A Certificate Rate and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date.

                 "Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount distributed from the Collection Account as the case may be, for such subsequent Distribution Date.

                 "Designated Maturity" shall mean, for the initial LIBOR Determination Date, two months, and for each LIBOR Determination Date thereafter, one month.

                 "Distribution Date" shall have the meaning assigned thereto in the Agreement, except that, with respect to the Series 1998-A Certificates, the first Distribution Date shall be April 15, 1998.

                 "Enhancement Investor Amount" shall mean the Collateral Invested Amount.

                 "Enhancement Surplus" shall mean, with respect to any Distribution Date, the excess, if any, of (a) the amount on deposit in the Cash Collateral Account plus the Collateral Investor Amount over (b) the Required Enhancement Amount.

                 "Excess Finance Charges" shall have the meaning specified in
Section 4.9.

                 "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to subsections 4.5(a)(iv), 4.5(b)(iii) and 4.5(c)(ii) with respect to such Distribution Date.

                 "Finance Charge Shortfall" shall have the meaning specified in
Section 4.9.

                 "Fitch" shall mean Fitch IBCA, Inc., or its successors.

                 "Fleet Entity" shall mean a bank which is affiliated with Fleet Financial Group, Inc., a Rhode Island corporation, or any successor to Fleet Financial Group, Inc.

                 "Floating Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the greater of (1) the sum of (x) the total amount of Principal Receivables in the Trust at the end of the day on such date (or with respect to the first Monthly Period, at the end of the day on the Closing Date) and (y) the principal amount on deposit in the Excess Funding Account as of the end of the day on such date and (2) the sum of the numerators used to calculate the Series Percentages (as such term is defined in the Agreement) with respect to Finance Charge Receivables or Defaulted Receivables, as applicable, for all Series then outstanding; provided, however, that, with respect to any Monthly Period in which an Addition Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in (x) above shall be the Average Principal Balance; provided further, however, that with respect to any Monthly Period in which an Addition Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in (x) above shall be
(1) for the period from and including the first day of such Monthly Period to but excluding the related Addition Date, the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and (2) for the period from and including the related Addition Date to and including the last day of such Monthly Period, the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date and provided further, however, that with respect to any Monthly Period during the Funding Period, the Floating Allocation Percentage shall be calculated as the percentage equivalent to a fraction, the numerator of which is the average Invested Amount on each day of the Monthly Period and the denominator of which is the Average Principal Balance.

                 "Funding Period" shall mean the period commencing on the Closing Date and ending upon the first to occur of (x) the commencement of the Rapid Amortization Period, (y) the date on which the Invested Amount shall first equal the Initial Investor Amount and (z) April 30, 1998.

                 "Group One" shall mean Series 1994-B, Series 1994-D, Series 1995-A, Series 1995-B, Series 1995-C, Series 1995-D, Euro Series 1995-E, Series 1995-F, Series 1995-G, Series 1996-A, Series 1996-B, Series 1996-C, Series 1996-D, Series 1996-E, Series 1998-A and each other Series hereafter specified in the related Supplement to be included in Group One.

                 "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Collateral Initial Invested Amount.

                 "Initial Investor Amount" shall mean the sum of the Class A Initial Investor Amount, the Class B Initial Investor Amount and the Collateral Initial Investor Amount.

                 "Initial Pre-Funded Amount" shall mean $287,500,000.

                 "Initial Servicing Fee" shall have the meaning specified in
Section 3.1.

                 "Interchange" shall mean, with respect to Series 1998-A and with respect to each Distribution Date, an amount of Interchange (as defined in the Agreement) equal to one-twelfth of 1.25% of the outstanding balance of the Principal Receivables allocable to Series 1998-A on the last day of the preceding Monthly Period.

                 "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

                 "Invested Amount" shall mean, as of any date of determination, an amount equal to the sum of (a) the Class A Invested Amount as of such date,
(b) the Class B Invested Amount as of such date and (c) the Collateral Invested Amount as of such date.

                 "Invested Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the Principal Allocation Percentage of all Collections in respect of Principal Receivables received during such Monthly Period.

                 "Investor Amount" shall mean, as of any date of determination, an amount equal to the sum of (a) the Invested Amount, (b) the Pre-Funded Amount and (c) the Principal Funding Account Balance.

                 "Investor Charge-Offs" shall mean Class A Investor Charge-Offs and Class B Investor Charge-Offs.

                 "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

                 "Investor Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the product of (i) Invested Principal Collections with respect to such Monthly Period and (ii) the sum of the Class A Principal Percentage and the Class B Principal Percentage with respect to such Monthly Period.

                 "LIBOR" shall mean an interest rate per annum determined by the Trustee for each Interest Period in accordance with the provisions of
Section 4.11.

                 "LIBOR Determination Date" shall mean February 4, 1998 with respect to the period from the Closing Date through April 14, 1998; and, with respect to each Interest Period thereafter, the second London Business Day prior to every Distribution Date on which such Interest Period begins commencing with the April 1998 Distribution Date.

                 "Loan Agreement" shall mean the Loan Agreement among the Seller, the Servicer, the Trustee and the Collateral Interest Holder, dated the date hereof, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                 "London Business Day" shall mean a Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                 "Monthly Interest" means, with respect to any Distribution Date, the Class A Monthly Interest, the Class B Monthly Interest and Collateral Monthly Interest for such Distribution Date.

                 "Monthly Servicing Fee" shall have the meaning specified in
Section 3.1.

                 "Net Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the product obtained by multiplying the Floating Allocation Percentage with respect to such Monthly Period and the amount of Collections of Finance Charge Receivables with respect to such Monthly Period (including any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement) plus (b) any investment earnings on amounts on deposit in the Pre-Funding Account, plus (c) the amount of any Principal Funding Investment Proceeds for the related Distribution Date, plus (d) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to Section 4.15, are required to be included in Class A Available Funds with respect to such Distribution Date, minus (e) the Investor Default Amount for the Distribution Date with respect to such Monthly Period, and the denominator of which is the Investor Amount as of the last day of the preceding Monthly Period.

                 "Percentage Allocation" shall have the meaning specified in subsection 4.1(b)(ii).

                 "Pre-Funded Amount" shall mean, as of any date of determination, the amount on deposit in the Pre-Funding Account (net of all interest and other investment income).

                 "Pre-Funding Account" shall have the meaning set forth in subsection 4.16(a).

                 "Principal Allocation Percentage" shall mean, with respect to any Monthly Period:

                 (a) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period and (B) the principal amount on deposit in the Excess Funding Account as of such last day (or, in the case of the first Monthly Period, the Closing Date) and (ii) the sum of the numerators used to calculate the Series Percentages applicable to Principal Receivables for all Series outstanding as of the date as to which such determination is being made;

                 (b) during the Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the Revolving Period or, if the numerator has been reduced as described in the first proviso below during an Accumulation Period and a Rapid Amortization Period commences, as the last day of the Accumulation Period, and the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period and (B) the principal amount on deposit in the Excess Funding Account as of such last day and (ii) the sum of the numerators used to calculate the Series Percentages applicable to Principal Receivables for all Series outstanding as of the date as to which such determination is being made; provided, however, that during the Accumulation Period, on any date, at the option of the

Servicer, the numerator of the Principal Allocation Percentage may be reduced below the numerator used in the previous Monthly Period, to an amount not less than the greater of (x) the Invested Amount as of the last day of the immediately preceding Monthly Period (less the amount of any distributions of principal made to Series 1998-A Certificateholders since the last day of the immediately preceding Monthly Period) and (y) an amount that, if used as the numerator of the Principal Allocation Percentage for the remainder of the Accumulation Period, assuming for this purpose that (1) the payment rate with respect to Collections of Principal Receivables remains constant at the level of the immediately preceding Monthly Period, (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on the date of such reduction, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on the date of such reduction) will be subsequently issued, would assure that Available Investor Principal Collections for Series 1998-A would equal at least 125% of the Controlled Accumulation Amount for each Monthly Period for so long as the Invested Amount is greater than zero; provided further, however, that any such reduction of the numerator of the Principal Allocation Percentage shall be subject to the receipt by the Trustee of an Officer's Certificate of the Servicer to the effect that the Servicer does not expect that the Available Investor Principal Collections for any Monthly Period would be less than the Controlled Accumulation Amount; provided further, however, that with respect to any Monthly Period in which an Addition Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the amount in clause (i) of paragraphs (a) and (b) above shall be the Average Principal Balance; provided further, however, that with respect to any Monthly Period in which an Addition Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the amount in clause (i) of paragraphs (a) and (b) above shall be (1) for the period from and including the first day of such Monthly Period to but excluding the related Addition Date, the sum of (x) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and (y) the principal amount on deposit in the Excess Funding Account as of such last day and (2) for the period from and including the related Addition Date to and including the last day of such Monthly Period, the sum of (x) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date and (y) the principal amount on deposit in the Excess Funding Account at the end of the day on the related Addition Date; and provided further, however, that with respect to any Monthly Period during the Funding Period, the Principal Allocation Percentage shall be calculated as the percentage equivalent of a fraction, the numerator of which is the average Invested Amount on each day of the Monthly Period and the denominator of which is the Average Principal Balance.

                 "Principal Funding Account" shall have the meaning set forth in subsection 4.13(a)(i).

                 "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                 "Principal Funding Investment Proceeds" shall have the meaning specified in subsection 4.13(a)(ii).

                 "Principal Shortfall" shall have the meaning specified in
Section 4.10.

                 "Rapid Amortization Period" shall mean, (a) if on the day on which a Trust Pay Out Event or a Series 1998-A Pay Out Event is deemed to have occurred the Servicer need not make daily deposits into or withdrawals from the Collection Account pursuant to subsection 4.03(a) of the Agreement, the period commencing at the close of business on the Business Day immediately preceding the first day of the Monthly Period in which such Trust Pay Out Event or Series 1998-A Pay Out Event is deemed to have occurred or (b) otherwise, the period commencing at the close of business on the Business Day immediately preceding the day on which a Trust Pay Out Event or a Series 1998-A Pay Out Event is deemed to have occurred, and ending on the first to occur of (i) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Investor Amount and the Class B Invested Amount, respectively, and the payment in full to the Collateral Interest Holder of the Collateral Invested Amount, if any, or (ii) the Series Termination Date.

                 "Reallocated Principal Collections" shall mean, with respect to any Monthly Period, the product of (a) the Principal Allocation Percentage with respect to such Monthly Period, (b) the aggregate amount of Collections in respect of Principal Receivables for such Monthly Period and (c) the sum of the Class B Floating Percentage and the Collateral Floating Percentage with respect to such Monthly Period.

                 "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 1998-A Certificateholders or the Collateral Interest Holder on a prior Distribution Date, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 1998-A Certificateholders or the Collateral Interest Holder on a prior Distribution Date.

                 "Reference Banks" shall mean Barclays Bank plc, National Westminster Bank PLC and Bankers Trust Company or such other major banks in the London interbank market selected by the Servicer from time to time.

                 "Required Cash Collateral Amount" shall mean, with respect to any date of determination, the Required Enhancement Amount less the Collateral Investor Amount; provided, that for the first two Distribution Dates with respect to Series 1998-A following the Closing Date, the Required Cash Collateral Amount shall not exceed the product of (I) 2.5% and (II) the sum of the Invested Amont and the Pre-Funded Amount.

                 "Required Draw Amount" shall have the meaning specified in subsection 4.12(c).

                 "Required Enhancement Amount" shall mean, with respect to any Distribution Date, the greater of (i) the product of (a) the sum of (I) the sum of the Class A Invested Amount and the Class A Floating Percentage of the Pre-Funded Amount and (II) the sum of the Class B

Invested Amount and the Class B Floating Percentage of the Pre-Funded Amount, each as of such Distribution Date after taking into account all distributions made on such Distribution Date, minus the amount of funds on deposit in the Cash Collateral Account, after taking into account all deposits and withdrawals on such Distribution Date, and (b) a fraction, the numerator of which is 11% and the denominator of which is the excess of 100% over 11% and (ii) the sum of
(A) the product of (I) $1,150,000,000, (II) 1.0% and (III) a fraction the numerator of which is equal to the Available Cash Collateral Amount as of the immediately preceding Distribution Date and the denominator of which is the Total Enhancement for such Distribution Date and (B) the product of (I) $1,150,000,000 (II) 3.0% and (III) a fraction the numerator of which is equal to the Collateral Invested Amount as of the immediately preceding Distribution Date and the denominator of which is the Total Enhancement for such Distribution Date; provided, however, that (i) if there are any withdrawals from the Cash Collateral Account pursuant to subsection 4.12(c) or any reductions in the Collateral Invested Amount pursuant to clause (b) of the definition of such amount, or a Pay Out Event occurs with respect to Series 1998-A, then the Required Enhancement Amount for any Distribution Date shall equal the Required Enhancement Amount on the Distribution Date immediately preceding such reduction or Pay Out Event, (ii) in no event shall the Required Enhancement Amount exceed the sum of the Class A Invested Amount and the Class B Invested Amount on any such date, and (iii) the Required Enhancement Amount may be reduced without the consent of the Series 1998-A Certificateholders or the Collateral Interest Holder, if the Seller shall have received written notice from each Rating Agency (with a copy delivered to the Trustee) that such reduction will not result in the reduction or withdrawal of the then current rating of the Series 1998-A Certificates and the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such reduction will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series 1998-A.

                 "Required Reserve Account Amount" shall mean, with respect to any Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the Reserve Account Funding Date, an amount equal to (a) the product of
(i) .5% of the Class A Investor Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) and (ii) a fraction, the numerator of which is the number of Monthly Periods scheduled to be included in the Class A Accumulation Period as of such date and the denominator of which is nine (except that if such numerator is one, the Required Reserve Account Amount determined pursuant to this clause (a) shall be $0) or (b) any other amount designated by the Seller, provided that, if such designation is of a lesser amount, the Seller (i) shall have received written notice from each Rating Agency that such designation will not result in the reduction or withdrawal of the rating of the Series 1998-A Certificates and shall have delivered copies of each such written notice to the Servicer and the Trustee, and (ii) shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event, to occur with respect to Series 1998-A.

                 "Reserve Account" shall have the meaning specified in subsection 4.15(a).

                 "Reserve Account Funding Date" shall mean the Distribution Date with respect to the Monthly Period which commences three months prior to the Monthly Period in which, as of the related Determination Date, the Accumulation Period is scheduled to commence.

                 "Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

                 "Reserve Draw Amount" shall have the meaning specified in subsection 4.15(c).

                 "Revolving Period" shall mean the period beginning on the Closing Date and ending on the earlier of (a) the close of business on the day preceding the commencement of the Accumulation Period and (b) the close of business on the day preceding the commencement of the Rapid Amortization Period.

                 "Series Invested Amount" shall mean the Invested Amount.

                 "Series Investor Amount" shall mean, as of any date of determination, an amount equal to the numerator of the Principal Allocation Percentage on such date.

                 "Series 1998-A" shall mean the Series of Investor Certificates, the terms of which are specified in this Supplement, and shall include the Class A Certificates, the Class B Certificates and the Collateral Interest.

                 "Series 1998-A Certificateholder" shall mean a Class A Certificateholder or a Class B Certificateholder.

                 "Series 1998-A Certificate" shall mean a Class A Certificate or a Class B Certificate.

                 "Series 1998-A Pay Out Event" shall have the meaning specified in Section 6.1.

                 "Series Percentage" shall mean with respect to Finance Charge Receivables and Defaulted Receivables, the Floating Allocation Percentage, and with respect to Principal Receivables, the Principal Allocation Percentage.

                 "Series Termination Date" shall mean the earlier to occur of
(i) the July 2003 Distribution Date and (ii) the termination of the Trust pursuant to Section 12.01 of the Agreement.

                 "Servicing Base Amount" shall have the meaning specified in
Section 3.1.

                 "Servicing Fee Rate" shall mean 2.0%.

                 "Special Payment Date" shall mean each Distribution Date with respect to the Rapid Amortization Period.

                 "Subordinate Principal Collections" shall have the meaning specified in subsection 4.1(a)(ii).

                 "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace such page on such service for the purpose of displaying comparable rates or prices).

                 "Total Enhancement" shall mean, for purposes of determining the Required Enhancement Amount with respect to any Distribution Date, an amount equal to the sum of (i) the Available Cash Collateral Amount as of the immediately preceding Distribution Date, and (ii) the Collateral Investor Amount as of the immediately preceding Distribution Date.

                 "Transaction Date" shall mean the date on which Advanta National Bank, as part of a transaction involving Fleet Financial Group, Inc. and certain of its affiliates and Advanta Corp. and certain of its affiliates, assigns its rights and interests and delegates its obligations and liabilities as Seller and Servicer to a Fleet Entity.

                 (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 1998-A, Moody's, Standard & Poor's and Fitch; provided, however, that references to "Rating Agency" in the definition of "Eligible Investments" shall be deemed to not include Fitch to the extent that an investment is rated by Moody's and Standard & Poor's, but not by Fitch. Reference to rating categories of Moody's and Standard & Poor's in the Agreement shall be deemed to be references to the equivalent rating categories of Fitch.

                 (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

                 (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."

                 (e) Unless the context otherwise requires, references in this Supplement to the "Seller" or the "Sellers" shall mean ANB in its capacity as Seller and any successors or assigns of ANB as Seller; and from and after the date any Additional Seller is designated pursuant to subsection 2.08(e) of the Agreement, such references shall mean ANB or its successors or assigns as Seller and any such Additional Seller(s).

                                  ARTICLE III

                              Servicer and Trustee

                 Section 3.1.  Servicing Compensation.

                 The share of the Servicing Fee allocable to the Series 1998-A Certificateholders and the Collateral Interest Holder with respect to any Distribution Date (the "Monthly Servicing Fee"), shall be equal to one-twelfth the product of (i) the Servicing Fee Rate and (ii) the Invested Amount, if any, as of the last day of the Monthly Period preceding such Distribution Date (the amount calculated pursuant to this clause (ii) is referred to as the "Servicing Base Amount"); provided, however, with respect to the April 1998 Distribution Date, the Monthly Servicing Fee (the "Initial Servicing Fee") shall be $1,725,000.

                 The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the April 1998 Distribution Date, the Class A Servicing Fee shall be $1,449,000. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the April 1998 Distribution Date, the Class B Servicing Fee shall be $129,375. The share of the Monthly Servicing Fee allocable to the Collateral Interest Holder with respect to any Distribution Date (the "Collateral Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Collateral Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the April 1998 Distribution Date, the Collateral Servicing Fee shall be $146,625. The remainder of the Servicing Fee shall be paid by the Holders of the Seller Certificates or the Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee, the Series 1998-A Certificateholders or the Collateral Interest Holder be liable for the share of the Servicing Fee to be paid by the Holders of the Seller Certificates or the Certificateholders of any other Series. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.5(a)(ii), 4.7(a), 4.8(a) or 4.12(c); the Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.5(b)(ii), 4.7(c), 4.8(b) or 4.12(c); and the Collateral Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.5(c)(i), 4.7(g) or 4.12(c).

                                   ARTICLE IV

       Rights of Series 1998-A Certificateholders and Collateral Interest
              Holder and Allocation and Application of Collections

                 Section 4.1. Collections and Allocations. The Servicer will apply, or will instruct the Trustee to apply, all collections and other funds on deposit in the Collection Account that are allocated to the Series 1998-A Certificates and the Collateral Interest as follows:

                 (a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, on or prior to the close of business on the second Business Day following any Date of Processing, allocate the following amounts as set forth below:

                          (i)     Allocate to the Series 1998-A
                 Certificateholders and the Collateral Interest Holder the product of (x) the Floating Allocation Percentage on such Date of Processing and (y) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and of that allocation, deposit and retain in the Collection Account
                 (A) prior to the LIBOR Determination Date occurring in such Monthly Period, an amount equal to the product of (v) the Floating Allocation Percentage on such Date of Processing and
                 (w) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing and (B) on and after such LIBOR Determination Date, the difference between (1) Monthly Interest for the related Distribution Date (plus, if ANB is not the Servicer, the Monthly Servicing Fee for such Monthly Period) and (2) the amounts previously deposited in the Collection Account with respect to such Monthly Period pursuant to this subsection (a)(i);

                          (ii)    Allocate to the Series 1998-A
                 Certificateholders and the Collateral Interest Holder an amount equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing, which amount shall be first, if any other Principal Sharing Series in Group One is outstanding and in its Amortization Period or Accumulation Period (as such terms are defined in the Agreement), retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections in accordance with Section 4.04 of the Agreement to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Seller Certificates; provided however, that the amount to be paid to the Holders of the Seller Certificates pursuant to this subsection 4.1(a)(ii) on any Date of Processing shall be paid to such Holders only if the Seller Amount on such Date of Processing is greater than the Required Seller Amount (after giving effect to all Principal Receivables transferred to the Trust on such day and any amounts deposited in the Excess Funding Account on such day) and otherwise shall be deposited in the Excess Funding Account until the Seller Amount is greater than the Required Seller Amount and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Seller Certificates; provided further, however, that if and for so long as the Total Enhancement is less than the Required Enhancement Amount during a Monthly Period, an amount equal to the sum of (x) the Collateral Floating Percentage of the product of the Principal Allocation Percentage and the aggregate amount of Collections of Principal Receivables and
                 (y) the Class B Principal Percentage of the product of the Principal Allocation Percentage and the aggregate amount of Collections of Principal Receivables ("Subordinate Principal Collections") on each Date of Processing with respect to such Monthly Period shall be deposited and retained in the Collection Account during such Monthly Period.

                 (b) Allocations During the Accumulation Period. During the Accumulation Period, the Servicer shall, prior to the close of business on the second Business Day following any Date of Processing, allocate the following amounts as set forth below:

                          (i)     Allocate to the Series 1998-A
                 Certificateholders and the Collateral Interest Holder and deposit and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

                          (ii)    Allocate to the Series 1998-A
                 Certificateholders and the Collateral Interest Holder and deposit and retain in the Collection Account an amount equal to the product of (x) the Principal Allocation Percentage on such Date of Processing and (y) the aggregate amount of Collections of Principal Receivables on such Date of Processing (for any such date, a "Percentage Allocation"); provided, however, that if the sum of such Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series in Group One is outstanding and in its Amortization Period or Accumulation Period (as such terms are defined in the Agreement), retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections in accordance with Section 4.04 of the Agreement to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Seller Certificates only if the Seller Amount on such Date of Processing is greater than the Required Seller Amount (after giving effect to all Principal Receivables transferred to the Trust on such day and any amounts deposited in the Excess Funding Account on such day) and otherwise shall be deposited in the Excess Funding Account until the Seller Amount is greater than the Required Seller Amount and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Seller Certificates; provided further, however, that if and for so long as the Total Enhancement is less than the Required Enhancement Amount during a Monthly Period, Subordinate Principal Collections with respect to each Date of Processing with respect to such Monthly Period shall be retained in the Collection Account during such Monthly Period.

                 (c) Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the second Business Day following any Date of Processing, allocate the following amounts as set forth below:

                          (i)     Allocate to the Series 1998-A
                 Certificateholders and the Collateral Interest Holder and deposit and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

                          (ii)    Allocate to the Series 1998-A
                 Certificateholders and the Collateral Interest Holder and deposit and retain in the Collection Account an amount equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that after the date on which an amount of such Collections equal to the Investor Amount has been deposited into the Collection Account and allocated to the Series 1998-A Certificateholders and the Collateral Interest Holder, the amount determined in accordance with this subparagraph (ii) in excess thereof shall be first, if any other Principal Sharing Series in Group One is outstanding and in its Amortization Period or Accumulation Period (as such terms are defined in the Agreement), retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections in accordance with Section
                 4.04 of the Agreement to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Seller Certificates only if the Seller Amount on such Date of Processing is greater than the Required Seller Amount (after giving effect to all Principal Receivables transferred to the Trust on such day and any amounts deposited in the Excess Funding Account on such day) and otherwise shall be deposited in the Excess Funding Account until the Seller Amount is greater than the Required Seller Amount and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Seller Certificates.

                 (d)      Notwithstanding anything to the contrary in this
Section 4.1, if on any Date of Processing the aggregate amount of Principal Receivables is less than the sum of the Series Investor Amounts for all Series outstanding, all Collections of Principal Receivables on such date that are otherwise payable to the Holders of the Seller Certificates shall, unless such Collections are to be retained in the Collection Account, be deposited in the Excess Funding Account and applied in accordance with Section 4.02 of the Agreement.

                 (e) Notwithstanding the foregoing, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of Section 4.03 of the Agreement are satisfied.

                 Section 4.2.  Determination of Monthly Interest.

                 (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(B) the Class A Certificate Rate and (ii) the outstanding principal amount of the Class A Certificates as of the close of business on the preceding Record Date; provided, however, with respect to the April 1998 Distribution Date, Class A Monthly Interest shall be equal to the interest accrued on the Class A Initial Investor Amount at the applicable Class A Certificate Rate for the period from the Closing Date to but excluding April 15, 1998.

                 On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date (after giving effect to any withdrawal from the Cash Collateral Account with respect to such Distribution
Date). If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, times (B) the Class A Penalty Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                 (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(B) the Class B Certificate Rate and (ii) the outstanding principal amount of the Class B Certificates as of the close of business on the preceding Record Date; provided, however, with respect to the April 1998 Distribution Date, Class B Monthly Interest shall be equal to the interest accrued on the Class B Initial Investor Amount at the applicable Class B Certificate Rate for the period from the Closing Date to but excluding April 15, 1998.

                 On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date (after giving effect to any withdrawal from the Cash Collateral Account with respect to such Distribution
Date). If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, times (B) the Class B

Penalty Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

                 (c) The amount of monthly interest ("Collateral Monthly Interest") distributable from the Collection Account with respect to the Collateral Interest on each Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(B) the Collateral Rate and (ii) the Collateral Investor Amount as of the close of business on the preceding Record Date; provided, however, with respect to the April 1998 Distribution Date, Collateral Monthly Interest shall be equal to the interest accrued on the Collateral Initial Investor Amount at the applicable Collateral Rate for the periods from the Closing Date to but excluding April 15, 1998.

                 On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Collateral Interest Shortfall"), of (x) the Collateral Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Collateral Monthly Interest on such Distribution Date pursuant to subsection 4.7(f) or pursuant to the Loan Agreement. If the Collateral Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Collateral Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, times (B) the Collateral Rate and (ii) such Collateral Interest Shortfall (or the portion thereof which has not been paid to the Collateral Interest Holder) shall be payable as provided herein with respect to the Collateral Interest on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Collateral Interest Shortfall is paid to the Collateral Interest Holder. Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.

                 Section 4.3.  Determination of Monthly Principal.

                 (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the first Distribution Date with respect to the Accumulation Period or the Rapid Amortization Period, shall be equal to the least of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date,
(y) for each Distribution Date with respect to the Class A Accumulation Period (and on or prior to the Class A Expected Final Distribution Date), the Controlled Deposit Amount for such Distribution Date and (z) the Class A Invested Amount on such Distribution Date.

                 (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Commencement Date, shall be equal to the least of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date),
(y) for each Distribution Date with respect to the Class B Accumulation Period on or prior to the Class B Expected Final Distribution Date, the Controlled Deposit Amount for such Distribution Date and (z) the Class B Invested Amount on such Distribution Date.

                 (c) The amount, if any, of monthly principal ("Collateral Monthly Principal") distributable with respect to the Collateral Invested Amount on each Distribution Date shall equal the following amounts:

                          (i) on any Distribution Date prior to the Distribution Date on which the Class B Invested Amount is paid in full, shall be an amount equal to the lesser of (A) (x) Collateral Principal Collections with respect to such Distribution Date plus (y) Available Investor Principal Collections (not including any amounts specified in clause (d) of the definition of "Available Investor Principal Collections") not applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date and (B) the Enhancement Surplus on such Distribution Date, if any;

                          (ii) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount is paid in full, shall be an amount equal to the sum of the Available Investor Principal Collections (not including any amounts specified in clause (d) of the definition of "Available Investor Principal Collections") with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Distribution
                 Date) and the Collateral Principal Collections with respect to such Distribution Date; and

                          (iii) on any Distribution Date, in addition to the amounts, if any, set forth in items (i) and (ii) above, at the option of the Seller (as evidenced by written instructions to the Servicer and the Trustee with a copy to the Collateral Interest Holder), and after receipt by the Servicer and the Trustee of a written determination by each Rating Agency that such action will not result in a reduction or withdrawal of the then current ratings of the Class A Certificates or the Class B Certificates, shall be an amount established by the Seller and consistent with any restrictions set forth in the determination of the Rating Agency;

provided, however, with respect to any Distribution Date, Collateral Monthly Principal shall not exceed the Collateral Invested Amount and, with respect to any Distribution Date with respect to the Revolving Period and the Accumulation Period, Collateral Monthly Principal shall be zero except to the extent otherwise specified in, or pursuant to, clauses (i), (ii) and (iii) above.

                 Section 4.4.  Required Amount.

                 (a) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Servicing Fee for such Distribution Date, (v) any Class A Servicing Fee previously due but not paid to the Servicer and (vi) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (b) the Class A Available Funds. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and the Excess Finance Charges allocable to Series 1998-A with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.7(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and the amount of Excess Finance Charges allocable to Series 1998-A with respect to the related Monthly Period, all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date in an amount equal to such excess shall be applied to fund the Class A Required Amount. In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread, the Excess Finance Charges allocated to Series 1998-A with respect to the related Monthly Period and the Available Cash Collateral Amount with respect to such Distribution Date, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.8(a).

                 (b) With respect to each Distribution Date on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount") equal to the sum of (I) the amount, if any, by which (a) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iv) the Class B Servicing Fee for such Distribution Date, and (v) any Class B Servicing Fee previously due but not paid to the Servicer exceeds (b) the Class B Available Funds plus (II) the Class B Investor Default Amount for such Distribution Date. In the event that the Class B Required Amount for such Distribution Date is greater than zero, all or a portion of Excess Spread and the Excess Finance Charges allocable to Series 1998-A (other than Excess Spread and Excess Finance Charges applied pursuant to subsection 4.7(a) and (b) with respect to such Distribution Date) with respect to the related Monthly Period shall be applied to fund the Class B Required Amount.
In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and Excess Finance Charges allocable to Series 1998-A with respect to such Monthly Period and available to fund the Class B Required Amount as provided in the preceding sentence, all or a portion of the Available Cash Collateral Amount (other than that portion of the Available Cash

Collateral Amount applied to fund the Class A Required Amount with respect to such Distribution Date) in an amount equal to such excess shall be applied to fund the Class B Required Amount. In the event that the Class B Required Amount for such Distribution Date exceeds the portion of Excess Spread and Excess Finance Charges allocated to Series 1998-A with respect to the related Monthly Period and available to fund the Class B Required Amount, as provided in the preceding sentence, and the portion of the Available Cash Collateral Amount with respect to such Distribution Date withdrawn from the Cash Collateral Account to fund the Class B Required Amount, all or a portion of the Reallocated Principal Collections allocable to the Collateral Invested Amount and available therefor with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to subsection 4.8(b).

                 Section 4.5. Application of Class A Available Funds, Class B Available Funds, Collateral Available Funds, Available Investor Principal Collections and Collateral Principal Collections. The Servicer shall apply or shall cause the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, Collateral Available Funds, Available Investor Principal Collections and Collateral Principal Collections for the Monthly Period with respect to such Distribution Date to make the following distributions:

                 (a) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following priority:

                          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

                          (ii) an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                          (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date; and

                          (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in
                 Section 4.7.

                 (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed in the following priority:

                          (i) an amount equal to Class B Monthly Interest for such Distribution

                 Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

                          (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                          (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in
                 Section 4.7.

                 (c) On each Distribution Date, an amount equal to the Collateral Available Funds with respect to such Distribution Date will be distributed in the following priority:

                          (i) if ANB or the Trustee is no longer the Servicer, an amount equal to the Collateral Servicing Fee for such Distribution Date, plus the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in
                 Section 4.7.

                 (d) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period, to the extent not allocated in accordance with subsection 4.3(c)(i) or (iii), shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement to other Series in Group One or the Holders of the Seller Certificates.

                 (e) On each Distribution Date with respect to the Revolving Period, an amount equal to the Collateral Principal Collections plus any Available Investor Principal Collections allocated to Collateral Monthly Principal for the related Monthly Period will be distributed in the following order of priority:

                          (i) an amount equal to Collateral Monthly Principal for such Distribution Date, up to the Collateral Invested Amount on such Distribution Date, shall be applied in accordance with the Loan Agreement; and

                          (ii) the balance, if any, shall be treated as a portion of Available Investor Principal Collections for such Distribution Date.

                 (f) On each Distribution Date with respect to the Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period will be distributed in the following priority:

                          (i) an amount equal to Class A Monthly Principal for such Distribution Date, up to the Class A Invested Amount, on such Distribution Date, shall be deposited in the Principal Funding Account for payment to the Class A Certificateholders by the Paying Agent on the earlier to occur of the Class A Expected Final Distribution Date or the first Special Payment Date;

                          (ii) for each Distribution Date beginning on the Class B Principal Commencement Date, an amount equal to Class B Monthly Principal for such Distribution Date, up to the Class B Invested Amount on such Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

                          (iii) the balance, if any, of such Available Investor Principal Collections shall be allocated to Collateral Monthly Principal to the extent specified in subsection 4.3(c) and applied in accordance with subsection 4.5(g); and

                          (iv) for each Distribution Date, after giving effect to paragraphs (i), (ii) and (iii) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement to other Series in Group One or to the Holders of the Seller Certificates.

                 (g) On each Distribution Date with respect to the Accumulation Period or the Rapid Amortization Period, an amount equal to Collateral Principal Collections and the portion of Available Investor Principal Collections allocated to Collateral Monthly Principal deposited in the Collection Account for the related Monthly Period will be distributed in the following order of priority:

                          (i) an amount equal to Collateral Monthly Principal for such Distribution Date, up to the Collateral Invested Amount, shall be applied in accordance with the Loan Agreement; and

                          (ii) the balance, if any, of such Collateral Principal Collections then on deposit in the Collection Account shall be treated as a portion of Available Investor Principal Collections for such Distribution Date.

                 Section 4.6.  Default Amounts; Investor Charge-Offs.

                 (a) On each Determination Date commencing with the Determination Date relating to the April 1998 Distribution Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (x) the amount of

Reallocated Principal Collections with respect to such Monthly Period, (y) the amount of Excess Spread and the Excess Finance Charges allocable to Series 1998-A with respect to such Distribution Date and (z) the Available Cash Collateral Amount with respect to such Distribution Date, the Collateral Invested Amount shall be reduced by the amount of such excess, but not by more than the excess of the Class A Investor Default Amount for such Distribution Date over the amount of Reallocated Principal Collections, Excess Spread and Excess Finance Charges and the amount withdrawn from the Cash Collateral Account used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date and the amount of Reallocated Principal Collections, Excess Spread and Excess Finance Charges and the amount withdrawn from the Cash Collateral Account used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Invested Amount and the Class B Invested Amount for such Distribution Date and the amount of Reallocated Principal Collections, Excess Spread and Excess Finance Charges and the amount withdrawn from the Cash Collateral Account used to fund the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charges allocated and available for that purpose pursuant to subsection 4.7(b).

                 (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Excess Finance Charges allocated to Series 1998-A with respect to the related Monthly Period which are not used to fund the Class A Required Amount and Class A Investor Charge-Offs on the related Distribution Date, (y) the portion, if any, of the Available Cash Collateral Amount to be withdrawn from the Cash Collateral Account pursuant to subsection 4.12(c) which is remaining after applying such amounts to fund any deficiency of amounts payable pursuant to subsection 4.7(a) with respect to such Distribution Date and (z) the amount of Reallocated Principal Collections which are available to fund the Class B Required Amount on such Distribution Date pursuant to subsection 4.8(b), then the Collateral Invested Amount shall be reduced by the amount of such excess, but not by more than the excess of the Class B Investor Default Amount for such Distribution Date over the amount of Reallocated Principal Collections, Excess Spread and Excess Finance Charges and the amount withdrawn from the Cash Collateral Account used to fund the Class B Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date and the amount of Reallocated Principal Collections, Excess Spread and Excess Finance Charges and the amount withdrawn from the Cash Collateral Account used to fund the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charges allocated and available for that purpose pursuant to subsection 4.7(e).

                 (c) If, on any Distribution Date, Reallocated Principal Collections for such Distribution Date are applied pursuant to subsection 4.8(a) or (b), the Collateral Invested Amount shall be reduced by the amount of such Reallocated Principal Collections. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero.

                 (d) If, on any Distribution Date, the Collateral Default Amount exceeds the amount of Excess Spread and Excess Finance Charges available to fund the Collateral Default Amount pursuant to subsection 4.7(h) on such Distribution Date, then the Collateral Invested Amount shall be reduced by the amount of such excess.

                 Section 4.7. Excess Spread; Excess Finance Charges. The Servicer shall apply or shall cause the Trustee to apply, on each Distribution Date, Excess Spread and Excess Finance Charges allocated to Series 1998-A with respect to the related Monthly Period, to make the following distributions in the following priority:

                 (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to subsections 4.5(a)(i), (ii) and (iii), in that order of priority;

                 (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed as provided in subsection 4.6(a) (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to subsection 4.6(a)) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

                 (c) an amount up to the Class B Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to subsections 4.5(b)(i) and (ii), in that order of priority;

                 (d) an amount equal to the Class B Investor Default Amount for such

Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

                 (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (d), (e) and (f) of the definition of "Class B Invested Amount" in Section 2.1 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

                 (f) an amount equal to the Collateral Monthly Interest for such Distribution Date, plus the amount of any Collateral Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date pursuant to this subsection or pursuant to the Loan Agreement plus the amount of any Collateral Additional Interest for such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date shall be paid to the Collateral Interest Holder for application in accordance with the Loan Agreement;

                 (g) an amount equal to the Collateral Servicing Fee for such Distribution Date (or if ANB or the Trustee is no longer the Servicer, the portion of the Collateral Servicing Fee for such Distribution Date not paid pursuant to subsection 4.5(c)(i)), plus the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                 (h) an amount equal to the Collateral Default Amount for such Distribution Date shall be treated as a portion of Collateral Principal Collections with respect to such Distribution Date;

                 (i) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clause (c) of the definition of "Collateral Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Collateral Principal Collections with respect to such Distribution Date;

                 (j) an amount up to the excess, if any, of the Required Cash Collateral Amount over the remaining Available Cash Collateral Amount (without giving effect to any deposit made on such date hereunder) shall be deposited into the Cash Collateral Account;

                 (k) an amount up to the excess, if any, of the Required Reserve Account Amount over the amount on deposit therein, shall be deposited into the Reserve Account;

                 (l) (1) an amount equal to the aggregate of any other amounts then owed pursuant to the Loan Agreement (excluding amounts required to be deposited in the Spread Account under and as defined in the Loan Agreement) shall be applied in accordance with the Loan Agreement and (2) amounts required to be deposited in the Spread Account under and as defined in the Loan Agreement shall be so deposited therein; and

                 (m) the balance, if any, shall constitute a portion of "Excess Finance Charges" available for allocation to other Series in Group One or to the Holders of the Seller Certificates for such Distribution Date as described in Section 4.9.

                 Section 4.8. Reallocated Principal Collections. The Servicer shall apply or shall cause the Trustee to apply on each Distribution Date, Reallocated Principal Collections (applying all such Collections with respect to the Collateral Invested Amount prior to applying any such Collections with respect to the Class B Invested Amount and applying no such Collections with respect to the Class B Invested Amount pursuant to clause (b) below) with respect to such Distribution Date, to make the following distributions in the following priority:

                 (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over
(ii) the sum of (x) the amount of Excess Spread and Excess Finance Charges allocated to Series 1998-A with respect to the related Monthly Period and (y) the Available Cash Collateral Amount with the respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to subsections 4.5(a)(i), (ii) and (iii), in that order of priority;

                 (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over
(ii) the sum of (x) the amount of Excess Spread and Excess Finance Charges allocated and available to the Class B Certificates pursuant to subsections 4.7(c) and (d) on such Distribution Date and (y) the amount withdrawn from the Cash Collateral Account pursuant to subsection 4.12(c) which is remaining after application pursuant to subsection 4.7(a) with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to subsections 4.5(b)(i) and (ii) and subsection 4.7(d), in that order of priority; and

                 (c) the balance, if any, of such Reallocated Principal Collections allocable to the Class B Invested Amount shall be treated as a portion of Available Investor Principal Collections to be applied in accordance with subsections 4.5(d) and (f), and the balance, if any, of such Reallocated Principal Collections allocable to the Collateral Invested Amount shall be treated as a portion of Collateral Principal Collections to be applied in accordance with subsections 4.5(e) and (g).

                 Section 4.9. Excess Finance Charges. On each Distribution Date, (a) the Servicer shall allocate the aggregate amount of all outstanding Series in Group One that the related Supplements specify are to be treated as a portion of Excess Finance Charges for such Distribution Date (collectively, "Excess Finance Charges") as specified in the Supplements for each Series in Group One and (b) the Servicer shall withdraw (or shall instruct the Trustee in writing to withdraw) from the Collection Account and pay to the Holders of the Seller Certificates an amount equal to the excess, if any, of (x) the Excess Finance Charges for such Distribution Date over (y) the aggregate amount for all Series in Group One that the related Supplements specify are Finance Charge Shortfalls (as defined in the related Supplements) for such Distribution Date. Excess Finance Charges for any Distribution Date will be allocated to Series 1998-A in an amount equal to the product of (x) the aggregate amount of Excess Finance Charges for such Distribution Date and (y) a fraction, the numerator of which is the Finance

Charge Shortfall for Series 1998-A for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls (as defined in the related Supplements) for all the Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 1998-A for any Distribution Date shall be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.5(a), 4.5(b), 4.5(c) and 4.7 (except for subsection 4.7(l)(2)) on such Distribution Date over (b) the sum of Class A Available Funds, Class B Available Funds and Collateral Available Funds with respect to the related Monthly Period.

                 Section 4.10  Shared Principal Collections.  Subject to
Section 4.04 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1998-A in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 1998-A for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Group One for such Distribution Date. The "Principal Shortfall" for Series 1998-A shall be equal to (a) for any Distribution Date with respect to the Revolving Period and the Rapid Amortization Period, zero, (b) for any Distribution Date with respect to the Accumulation Period (on or prior to the Class B Expected Final Distribution Date), the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for each Distribution Date with respect to the Accumulation Period after the Class B Expected Final Distribution Date, the excess, if any, of the Invested Amount over the amount of Available Investor Principal Collections and Collateral Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

                 Section 4.11.  Determination of LIBOR.

                 (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR based on the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 A.M. (London Time) on such date.

                 (b) If such rate does not appear on Telerate Page 3750, the Trustee will determine LIBOR on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period of the Designated Maturity. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations.

                 (c) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in The City of New York selected by the Servicer are quoting at approximately 11:00 A.M. (New York City time) on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

                 (d) The Class A Certificate Rate or Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 1998-A Certificateholder by telephoning the Trustee at its Corporate Trust Office at (800) 735-7777.

                 Section 4.12.  Cash Collateral Account.

                 (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder, as their interests appear herein, an Eligible Deposit Account (the "Cash Collateral Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder. The Cash Collateral Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder. The interest of the Collateral Interest Holder in the Cash Collateral Account shall be subordinated to the interests of the Series 1998-A Certificateholders as provided herein and in the Loan Agreement. If at any time the Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Cash Collateral Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Cash Collateral Account. The Trustee, at the direction of the Servicer, shall make deposits to and withdrawals from the Cash Collateral Account in the amounts and at the times set forth in this Supplement and the Loan Agreement. All withdrawals from the Cash Collateral Account shall be made in the priority set forth below. The Collateral Interest Holder shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Cash Collateral Account except as specifically provided in this Supplement and the Loan Agreement.

                 (b) On the Closing Date, the Trustee shall deposit $23,000,000 received by it in immediately available funds pursuant to the Loan Agreement into the Cash Collateral Account. Funds on deposit in the Cash Collateral Account shall be invested at the direction of the Servicer by the Trustee in Cash Collateral Account Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Series 1998-A Certificateholders and the Collateral Interest Holder may be adversely affected if such Eligible Investment is held to its maturity. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1998-A Certificateholders and the Collateral Interest

Holder possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be applied in accordance with the Loan Agreement. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                 (c) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") by which the amounts specified in clauses (a) through (e) and (g) of Section 4.7 with respect to the related Distribution Date exceed the amount of Excess Spread and Excess Finance Charges allocated to Series 1998-A with respect to the related Monthly Period. In the event that for any Distribution Date the Required Draw Amount is greater than zero, the Servicer shall give written notice to the Trustee and the Collateral Interest Holder of such positive Required Draw Amount on the related Determination Date. On the related Transfer Date, the Required Draw Amount, if any, up to the Available Cash Collateral Amount, shall be withdrawn from the Cash Collateral Account and distributed to fund any deficiency pursuant to subsections 4.7(a) through (e) and (g) (in the order of priority set forth in Section 4.7).

                 (d) In the event that the Cash Enhancement Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such Distribution Date, and after giving effect to any payment of Collateral Monthly Principal (or other reduction of the Collateral Invested Amount) with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account, and apply in accordance with the Loan Agreement, an amount equal to such Cash Enhancement Surplus.

                 Section 4.13.  Principal Funding Account.

                 (a)(i) The Servicer, for the benefit of the Series 1998-A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-A Certificateholders. The Principal Funding Account shall initially be established with the Trustee.

                 (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1998-A Certificateholders; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses ) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the

         Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed in writing by the Servicer, the Servicer having reasonably determined that the interest of the Series 1998-A Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                 (iii) On each Distribution Date, the Servicer shall direct the Trustee to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account, and such Principal Funding Investment Proceeds shall be treated as a portion of Class A Available Funds for such Distribution Date.

                 (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

                 (b)(i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-A Certificateholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (a)(i) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Principal Funding Account.

                 (ii)     Pursuant to the authority granted to the Servicer in
         Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Supplement and
         Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Series 1998-A Certificateholders.

                 Section 4.14. Class A Accumulation Period. The Class A Accumulation Period is scheduled to commence on the Accumulation Date; provided, however, that if the Class A Accumulation Period Length on any Determination Date (determined as described below) is less than nine months, upon notice to the Trustee, the Sellers, each Rating Agency and the Collateral Interest Holder, the Servicer, at its option, may elect to modify the date on which the Class A Accumulation Period actually commences to the first day of the month that is a number of months prior to the month in which the Class A Expected Final Distribution Date occurs at least equal to the Class A Accumulation Period Length (so that, as a result, the number of Monthly

Periods in the Class A Accumulation Period will at least equal the Class A Accumulation Period Length); provided, however, that (i) the length of the Class A Accumulation Period will not be less than one month; and (ii) notwithstanding any other provision of this Supplement to the contrary, no election to postpone the commencement of the Class A Accumulation Period shall be made after a Pay Out Event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. On each Determination Date, the Servicer will determine the "Class A Accumulation Period Length," which will mean a number of months such that the amount available for distribution of principal on the Class A Certificates on the Class A Expected Final Distribution Date will equal or exceed the Class A Investor Amount, assuming for this purpose that (1) the payment rate with respect to Collections of Principal Receivables remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as the Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued. Any notice by the Servicer electing to modify the commencement of the Class A Accumulation Period pursuant to this Section 4.14 shall specify (i) the Class A Accumulation Period Length, (ii) the commencement date of the Class A Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Class A Accumulation Period.

                 Section 4.15.  Reserve Account.

                 (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder, an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder. The Reserve Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time for the purposes set forth in this Supplement, and
(ii) on each Distribution Date (from and after the Reserve Account Funding
Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.7(l).

                 (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the immediately succeeding Transfer Date. The Trustee shall maintain for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Series 1998-A Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as Collections of Finance Charge Receivables allocable to Series 1998-A. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                 (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period (prior to the Class B Expected Final Distribution Date) and the first Special Payment Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date; provided, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.7(l) with respect to such Distribution Date.

                 (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the amount on deposit in the Reserve Account, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in Class A Available Funds for such Distribution Date.

                 (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay to the Collateral Interest Holder for application in accordance with the Loan Agreement, an amount equal to such Reserve Account Surplus.

                 (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Investor Amount is paid in full to the Series 1998-A Certificateholders, (iii) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 1998-A and (iv) if the Accumulation Period has commenced, the earlier of the first Special Payment Date and the Class A Expected Final Distribution Date, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 1998-A Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Collateral Interest Holder for application in accordance with the Loan Agreement, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

                 Section 4.16.  Pre-Funding Account.

                 (a) Establishment of the Pre-Funding Account. The Servicer hereby directs the Trustee, for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 1998-A Certificateholders and the Collateral Interest Holder, an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder. The Seller does hereby transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder, without recourse, all of its right, title and interest in, to and under the Pre-Funding Account, any Eligible Investments on deposit therein and any proceeds of the foregoing. The Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-A Certificateholders and the Collateral Interest Holder. If, at any time, the Pre-Funding Account ceases to be an Eligible Deposit Account, the Servicer shall direct the Trustee to establish within ten Business Days a new Pre-Funding Account meeting the conditions specified above, transfer any cash and/or any investments from the old Pre-Funding Account to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." In addition, after five days' notice to the Trustee, the Servicer may direct the Trustee to establish a new Pre-Funding Account meeting the conditions specified above, transfer any cash and/or investments from the old Pre-Funding Account to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." The Trustee, at the direction of the Servicer, shall make withdrawals and payments from the Pre-Funding Account from time to time for the purposes set forth in this Supplement.

                 (b) Administration of Pre-Funding Account. The Trustee shall on the Closing Date deposit into the Pre-Funding Account the Initial Pre-Funded Amount from the proceeds of the sale of the Series 1998-A Certificates and the Collateral Interest. On the Business Day preceding each Transfer Date, the Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Pre-Funding Account and deposit into the Collection Account all interest and other investment income on the Pre-Funded Amount with respect to the prior Monthly Period. Such investment income shall be deemed to be Collections of Finance Charge Receivables allocated to Series 1998-A. Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funding Account shall not be considered part of the Pre-Funded Amount for purposes of this Supplement.

                 (c) Investment of Funds in Pre-Funding Account. Funds on deposit in the Pre-Funding Account shall be invested in Eligible Investments by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) selected at the written direction of the

Servicer. Funds on deposit in the Pre-Funding Account on the Closing Date and thereafter shall be invested in Eligible Investments that will mature so that such funds will be available for withdrawal on the Business Day next succeeding the next increase in the Invested Amount pursuant to Section 4.17 or, if earlier, on the next succeeding Transfer Date.

                 (d) Principal Payments from Pre-Funding Account. In the event that the Pre-Funded Amount exceeds zero at the end of the Funding Period, on the first Distribution Date on or after the last day of the Funding Period the Servicer shall apply or shall cause the Trustee to apply the Pre-Funded Amount to the payment by the Paying Agent of principal on the Class A Certificates, the Class B Certificates and the Collateral Interest on a pro rata basis based on the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount.

                 Section 4.17. Increases in Invested Amount. On each Wednesday during the Funding Period, commencing February 11, 1998, the Invested Amount shall increase to the extent that the Seller Amount on the preceding day exceeds the product of (A) the sum of 0.50% and the Required Seller Percentage on such date and (B) the sum of the aggregate amount of Principal Receivables in the Trust and amounts on deposit in the Excess Funding Account on such preceding day; provided, however, that the Invested Amount shall in no event exceed $1,150,000,000 or increase pursuant to this Section 4.17 by an amount in excess of the Pre-Funded Amount immediately prior to giving effect to such increase. Such increase in the Invested Amount shall be allocated to the Class A Certificates, the Class B Certificates and the Collateral Interest Holder on a pro rata basis based on the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount immediately prior to such increase. Upon any increase in the Invested Amount pursuant to this Section 4.17, the Servicer shall instruct the Trustee in writing to withdraw from the Pre-Funding Account and pay to Holders of the Seller Certificates no later than the next succeeding Business Day an amount equal to the amount of such increase in the Invested Amount.

                                   ARTICLE V

         Distributions and Reports to Series 1998-A Certificateholders

                 Section 5.1.  Distributions.

                 (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Supplement.

                 (b) On each Distribution Date, commencing with the first to occur of the Class A Expected Final Payment Date and the first Special Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such date to pay principal of the Class A

Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Investor Amount on such date (unless there has been an optional repurchase of the Certificateholders' Interest pursuant to Section
10.01 of the Agreement, in which event the foregoing limitation will not apply).

                 (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Supplement.

                 (d) On each Distribution Date, commencing with the Class B Principal Commencement Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Investor Amount on such date (unless there has been an optional repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

                 (e)      The distributions to be made pursuant to this Section
5.1 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.1 and 8.2 of this Supplement.

                 (f) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 1998-A Certificateholders hereunder shall be made by check mailed to each Series 1998-A Certificateholder at such Series 1998-A Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 1998-A Certificate or the making of any notation thereon; provided, however, that with respect to Series 1998-A Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                 Section 5.2.  Certificates and Statements.

                 (a) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and the Collateral Interest Holder, a certificate substantially in the form of Exhibit B prepared by the Servicer.

                 (b) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1998-A Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer.

                 (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 1998-A Certificateholder or any Certificate Owner thereof by a request in writing to the Servicer.

                 (d) On or before January 31 of each calendar year, beginning with calendar year 1999, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1998-A Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1998-A Certificateholders, as set forth in paragraph (b) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1998-A Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                   ARTICLE VI

                          Series 1998-A Pay Out Events

                 Section 6.1. Series 1998-A Pay Out Events. If any one of the following events (each, a "Series 1998-A Pay Out Event") shall occur with respect to Series 1998-A:

                 (a) failure on the part of the Seller (A) to make any payment or deposit required by the terms of the Agreement on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (B) duly to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Agreement which has a material adverse effect on the Series 1998-A Certificateholders (which determination shall be made, for so long as the Collateral Invested Amount is greater than zero, without reference to whether any funds are available pursuant to Series Enhancement) and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by Holders of Series 1998-A Certificates aggregating not less than 50% of the outstanding principal balance of the Series 1998-A Certificates;

                 (b) any representation or warranty made by the Seller in the Agreement or any information contained in a computer file or microfiche list required to be delivered by the Servicer on behalf of the Seller pursuant to Section 2.01 or 2.08 of the Agreement (A) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by Holders of the Series 1998-A Certificates aggregating not less than 50% of the outstanding principal balance of the Series 1998-A Certificates and (B) as a result of which the interests of the Series 1998-A Certificateholders are materially and adversely affected (which determination shall be made, for so long as the Collateral Invested Amount is greater than zero, without reference to whether any funds are available pursuant to any Series Enhancement); provided, however, that a Series Pay Out Event pursuant to this subparagraph
(b) shall not be deemed to occur hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions hereof and of the Agreement;

                 (c) (1) with respect to the last day of any prior Monthly Period during which the Seller Amount is less than the Required Seller Amount, the failure of the Seller to convey on or prior to the Required Designation Date Receivables in Additional Accounts to the Trust such that the Seller Amount shall be at least equal to the Required Seller Amount as of the close of business on the applicable Addition Date; or (2) with respect to the last day of any prior Monthly Period during which the aggregate amount of Principal Receivables is less than the Required Principal Balance as of such day, the failure of the Seller to convey on or prior to the Required Designation Date Receivables in Additional Accounts to the Trust such that the aggregate amount of the Principal Receivables shall be at least equal to the Required Principal Balance as of the close of business on the applicable Addition Date;

                 (d) the Net Portfolio Yield averaged over three consecutive Monthly Periods is less than the Base Rate averaged over such period;

                 (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1998-A Certificateholders (which determination shall be made, for so long as the Collateral Invested Amount is greater than zero, without reference to whether any funds are available pursuant to any Series Enhancement); or

                 (f) the Class A Investor Amount shall not be paid in full on the Class A Expected Final Distribution Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Distribution Date;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the holders of Investor Certificates (including the Collateral Interest Holder) of Series 1998-A evidencing more than 50% of the aggregate unpaid principal amount of such Investor Certificates (including the Collateral Interest) by notice then given in writing to the Sellers and the Servicer (and to the Trustee if given by the Holders of Investor Certificates (including the Collateral Interest Holder) of Series 1998-A) may declare that a Pay Out Event has occurred with respect to Series 1998-A as of the date of such notice, and, in the case of any event described in subparagraph (c), (d) or (f) a Pay Out Event shall occur with respect to Series 1998-A without any notice or other action on the part of the Trustee or Holders of Investor Certificates (including the Collateral Interest Holder) of Series 1998-A immediately upon the occurrence of such event.

                                  ARTICLE VII

                    Optional Repurchase; Series Termination

                 Section 7.1. Optional Repurchase. On any day occurring on or after the date on which the Investor Amount is reduced to 5% or less of the maximum Invested Amount during the Revolving Period, the Sellers shall have the option to purchase the interest of the holders of Investor Certificates (including the Collateral Interest), at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                 Section 7.2.  Series Termination.

                 (a) If, on the May 2003 Distribution Date, the Investor Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Investor Amount and accrued and unpaid interest thereon at the close of business on the last day of the Monthly Period preceding the Series Termination Date (after giving effect to all distributions required to be made on the Series Termination Date, except pursuant to this Section 7.2; provided, however that in no event shall such amount exceed the Series Percentage of Receivables on the Series Termination
Date). Such bids shall require that such sale shall (subject to Section 7.2(b)) occur on the Series Termination Date. The Seller and the Collateral Interest Holder shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

                 (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 1998-A Certificateholders and the Collateral Interest Holder pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the May 2003 Distribution Date to the Series Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such collections in accordance with the provisions of the Agreement and the Supplements.

                                  ARTICLE VIII

                              Final Distributions

                 Section 8.1. Sale of Receivables or Certificateholders' Interest Pursuant to Section 2.06 or 10.01 of the Agreement.

                 (a) Purchase Price. The amount to be paid with respect to Series 1998-A in connection with (i) a reassignment of Receivables to the Seller pursuant to Section 2.06 of the Agreement or (ii) a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

                 (b) Distributions Pursuant to Section 7.01 or 7.02 of this Supplement and Section 10.01 of the Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section
7.1 or 8.1(a)(ii) or any amounts allocable to Series 1998-A deposited into the Collection Account pursuant to Section 7.2, the Trustee shall, not later than 3:00 p.m. New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Investor Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Certificateholders and (iii) the Collateral Invested Amount on such date and the amount of accrued and unpaid interest on the Collateral Invested Amount (including any unpaid Collateral Additional Interest) will be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement.

                 (c) Distributions Pursuant to Section 2.06 of the Agreement. With respect to any amounts deposited into the Collection Account pursuant to subsection 8.1(a)(i), the Trustee shall, not later than 3:00 p.m., New York City time, on the related Distribution Date, deposit the principal portion of such amounts that are allocable to the Class A Certificates and the Class B

Certificates into the Collection Account and the principal portion of such amounts allocable to the Collateral Interest shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement.

                 (d) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to subsection 8.1(b) for payment to the Series 1998-A Certificateholders shall be deemed distributed in full to the Series 1998-A Certificateholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                 Section 8.2. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement.

                 (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to subsection 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (y) the Principal Allocation Percentage with respect to the related Monthly Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of such Insolvency Proceeds allocated to Collections of Principal Receivables and
(B) the Principal Allocation Percentage with respect to the related Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clause
(i) of this sentence and (iii) deduct an amount equal to the Collateral Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Collateral Interest Holder for application in accordance with the Loan Agreement, provided that the amount of such distribution shall not exceed (x) the product of (1) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (2) the Principal Allocation Percentage with respect to such Monthly Period minus
(y) the amounts distributed to the Paying Agent pursuant to clauses (i) and
(ii) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and
(B) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent and the Collateral Interest Holder pursuant to the preceding sentence, the excess shall be allocated to the Sellers' Interest and shall be released to the Holders of the Seller Certificates on such Distribution Date.

                 (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and
(y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class A Floating Percentage with respect to such Monthly Period and (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) Class B Monthly Interest previously due but not distributed to the Class B Certificateholders and (y) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables,
(y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class B Floating Percentage with respect to such Monthly Period. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (B) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be released to the Collateral Interest Holder for application by the Collateral Interest Holder in accordance with the Loan Agreement.

                 (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to this Section for payment to the Series 1998-A Certificateholders shall be distributed in full to the Series 1998-A Certificateholders on the date on which funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section
12.02 of the Agreement.

                 Section 8.3. Instructions Pursuant to Section 9.02(a) of the Agreement. The Holders of Investor Certificates of Series 1998-A evidencing more than 50% of the Investor Amount of each Class (including the Collateral Interest) shall not be considered as having disapproved of any liquidation of the Receivables and to continue transferring Principal Receivables to the Trust pursuant to subsection 9.02(a) of the Agreement unless Holders of more than 50% of the Investor Amount of each of the Class A Certificates, the Class B Certificates and the Collateral Interest instruct the Trustee to such effect in the manner required pursuant to subsection 9.02(a) of the Agreement.

                                   ARTICLE IX

                                  Certificates

                 Section 9.1. Book-Entry Certificates. The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates. The Clearing Agency for the Class A Certificates and the Class B Certificates shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.


                                   ARTICLE X

                            Miscellaneous Provisions

                 Section 10.1. Certain Matters Regarding the Collateral Interest Holder. Amounts payable to the Collateral Interest Holder hereunder shall be applied in accordance with the provisions of the Loan Agreement.

                 Section 10.2. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                 Section 10.3. Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                 Section 10.4. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE UCC AS IN EFFECT IN THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 Section 10.5. Notices. All directions, notices and instructions to the Trustee shall be in writing (which may be facsimile).

                 Section 10.6. Amendments. This Supplement may be amended by the Seller without the consent of the Servicer, the Trustee or any Investor Certificateholder if the Seller provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk that the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) an Officer's Certificate that such amendment or modification would not materially and adversely affect any Investor Certificateholder, provided that no such amendment shall be deemed effective without (i) the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified and (ii) the Trustee having obtained written assurance that such amendment or modification will not, by itself, lower the then-current ratings on the Series 1998-A Certificates. The Seller shall provide the Rating Agencies with prior written notice of any such amendment or modification.

                 IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                        ADVANTA NATIONAL BANK,
                                          Seller and Servicer,


                                        By:
                                           ------------------------
                                           Name:   Michael Coco
                                           Title:  Vice President



                                        BANKERS TRUST COMPANY,
                                          Trustee


                                        By:
                                           ------------------------
                                           Name:
                                           Title:





                 [Signature Page for Series 1998-A Supplement]


                               TABLE OF CONTENTS

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
                                                     ARTICLE I

Section 1.1.      Designation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                                     ARTICLE II

Section 2.1.      Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

                                                    ARTICLE III

Section 3.1       Servicing Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                                     ARTICLE IV

Section 4.1       Collections and Allocations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Section 4.2       Determination of Monthly Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Section 4.3       Determination of Monthly Principal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Section 4.4.      Required Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Section 4.5.      Application of Class A Available Funds, Class B Available Funds, Collateral Available Funds,
                  Available Investor Principal Collections
                  and Collateral Principal Collections   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Section 4.6.      Default Amounts; Investor Charge-Offs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Section 4.7.      Excess Spread; Excess Finance Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
Section 4.8.      Reallocated Principal Collections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
Section 4.9.      Excess Finance Charges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 4.10.     Shared Principal Collections   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 4.11.     Determination of LIBOR   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                                                                                                                         Page
                                                                                                                         ----
Section 4.12.     Cash Collateral Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
Section 4.13.     Principal Funding Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Section 4.14.     Class A Accumulation Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Section 4.15.     Reserve Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Section 4.16.     Pre-Funding Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Section 4.17.     Increases in Invested Amount   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

                                                     ARTICLE V

Section 5.1       Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Section 5.2.      Certificates and Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                                                     ARTICLE VI

Section 6.1.      Series 1998-A Pay Out Events   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                                                    ARTICLE VII

Section 7.1.      Optional Repurchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Section 7.2.      Series Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

                                                    ARTICLE VIII

Section 8.1.      Sale of Receivables or Certificateholders' Interest Pursuant to Section 2.06
                  or 10.01 of the Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Section 8.2.      Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to
                  Section 9.02 of the Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
Section 8.3       Instructions Pursuant to Section 9.02(a) of the Agreement  . . . . . . . . . . . . . . . . . . . . . .  47

                                                                                                                         Page
                                                                                                                         ----
                                                     ARTICLE IX

Section 9.1.      Book-Entry Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

                                                     ARTICLE X

Section 10.1.     Certain Matters Regarding the Collateral Interest Holder   . . . . . . . . . . . . . . . . . . . . . .  48
Section 10.2.     Ratification of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
Section 10.3.     Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
Section 10.4.     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
Section 10.5.     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
Section 10.6.     Amendments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48


EXHIBITS

EXHIBIT A-1       Form of Class A Certificate
EXHIBIT A-2       Form of Class B Certificate
EXHIBIT B         Form of Monthly Payment Instructions
EXHIBIT C         Form of Monthly Certificateholders' Statement

                                                                     EXHIBIT A-1
                                                                   TO SUPPLEMENT


REGISTERED

                      ADVANTA CREDIT CARD MASTER TRUST II
                CLASS A FLOATING RATE ASSET-BACKED CERTIFICATE,
                                 SERIES 1998-A


                 Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                 Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of revolving consumer credit card accounts owned by Advanta National Bank (formerly known as Advanta National Bank USA and prior to that known as Colonial National Bank USA and successor in interest to the former Advanta National
         Bank) (the "Bank") or any Additional Seller.

No.                                                 CUSIP NO.
    -----                                                     -----------------
                                                             $
                                                              -----------------

                 (Not an interest in or obligation of Advanta National Bank or any affiliate thereof, except to the limited extent described herein.)

                 This certifies that CEDE & CO. (the "Investor Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993, as amended and restated as of May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, between the Bank, as seller (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"), as further amended by Amendment Number 2 dated as of October 6, 1995 among the Bank, as seller and servicer, the former Advanta National Bank, as a Seller, and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement") as supplemented by the Series 1998-A Supplement, dated as of February 6, 1998, by and between the Bank, as Seller and Servicer, and the Trustee. The Amended and Restated Pooling and Servicing Agreement, the Series 1998-A Supplement and any amendments, exhibits and schedules thereto are collectively referred to herein as the "Agreement." The corpus of the Trust consists of (i) a portfolio of receivables (the "Receivables") arising under selected VISA and MasterCard* consumer credit card accounts or other revolving consumer credit accounts (the "Accounts") in portfolios of revolving consumer credit accounts owned by any of the Bank or any Additional Seller, (ii) all monies due or to become due in payment of the Receivables, all proceeds of the Receivables (other than investment earnings related to such proceeds), (iii) the right to receive certain Interchange attributed to cardholder charges for merchandise and services in the Accounts, (iv) certain amounts recovered from Accounts in which the Receivables have been written off as uncollectible, (v) proceeds of credit insurance policies relating to the Receivables and (vi) all monies on deposit in certain bank accounts of the Trust and the benefits of any type of enhancement ("Series Enhancement") issued with respect to any Series (the drawing on or payment of such Series Enhancement being available only to Certificateholders of a specified Series or Class unless otherwise indicated in the related Supplement). The Trust assets may also include participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables or consumer loan receivables (secured and unsecured), and any interests in both such types of receivables, including securities representing or backed by both such types of receivables, and other self-liquidating financial assets owned by the Seller or any affiliate of the Seller and collections thereon. The Bank, as Seller, conveyed to the Trust all Receivables existing under certain designated Accounts at the time of the formation of the Trust and all Receivables arising under such Accounts from time to time thereafter. In addition, the Seller has conveyed and the Seller may convey in the future all Receivables existing under certain designated Additional Accounts (including Automatic Additional Accounts) and all Receivables thereafter arising in such Additional Accounts.

                 Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be obtained from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

                 This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which the Holder of this Class A Certificate by virtue of the acceptance hereof assents and is bound.

                 It is the intent of the Seller and the Class A Certificateholders that, for federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income, the Class A Certificates will be treated as indebtedness secured by the Receivables. The Servicer by entering into the Agreement and the Seller, the Holder of the Bank Certificate, each Holder of a Class A Certificate and each Holder of a Class B Certificate, by acceptance of its Certificate, agrees to treat the Series 1998-A Certificates for purposes of federal





-------------------------------
* VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

                                     A-1-2
income taxes, state and local income and franchise taxes, and any other taxes imposed on or measured by income, as indebtedness of the Seller.

                 Subject to the terms of the Agreement, payments of principal of the Class A Certificates are limited to the unpaid Class A Investor Amount, which may be less than the unpaid principal balance of the Class A Certificates, pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is scheduled to be paid by the January 2001 Distribution Date but may be paid earlier. Subject to prior termination as provided in the Agreement, the interest of the Series 1998-A Certificateholders in the Trust will terminate following the earliest of (i) the date on which the Investor Amount is paid in full, (ii) the July 2003 Distribution Date and (iii) the termination of the Trust pursuant to Section
12.01 of the Agreement.

                 The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and cash advances and in respect of Periodic Finance Charges, Overlimit Fees, Late Fees, annual membership fees and annual service charges, if any, Cash Advance Fees, transaction charges and all other fees and charges with respect to the Accounts designated by the Seller to be included in Finance Charge Receivables. This Certificate is one of a series of Certificates entitled "ADVANTA Credit Card Master Trust II, Class A Floating Rate Asset Backed Certificates, Series 1998-A" (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust's assets are allocated in part to the Holders of the Class A Certificates, in part to the Holders of the Class B Certificates, in part to the Collateral Interest Holder, in part to the Holders of Investor Certificates of all other Series and in part to the Seller as Holder of the Bank Certificate and the Holders of any Supplemental Certificates outstanding from time to time. The Bank Certificate and the Holders of any outstanding Supplemental Certificates represent the Sellers' Interest in the Trust. The Bank Certificate and any outstanding Supplemental Certificates represent the interest in the Principal Receivables not represented by the Investor Certificates.

                 The aggregate interest represented by the Series 1998-A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Principal Allocation Percentage thereof (as set forth in the Agreement) at such time. The Initial Investor Amount is $1,150,000,000. The Invested Amount for any date will equal the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount. The Class A Initial Invested Amount is $724,500,000. The Class A Initial Investor Amount is $966,000,000. The Class A Invested Amount for any date of determination will be an amount equal to (a) the Class A Initial Invested Amount, plus (b) the amount of any increases in the Class A Invested Amount during the Funding Period, minus (c) the aggregate amount of principal payments (other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period) made to the Class A Certificateholders on or prior to such date, minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed prior to such date, minus (e) the Principal Funding Account Balance.

                 Interest will be distributed monthly on the 15th day of each calendar month or, if such 15th day is not a Business Day, payment will be made on the next succeeding Business Day (each, a "Distribution Date"), commencing April 15, 1998, in an amount equal to the product of





                                     A-1-3

(i) (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (b) the Class A Certificate Rate, and (ii) the outstanding principal amount of the Class A Certificates as of the preceding Record Date (or, in the case of the first Distribution Date, as of the Closing Date).

                 The Class A Certificates will bear interest for each Interest Period at the rate of 0.04% per annum above LIBOR determined as set forth below (the "Class A Certificate Rate").

                 The Trustee will determine LIBOR on February 4, 1998 for the period from the Closing Date through April 14, 1998 and for each Interest Period thereafter, on the second London Business Day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). A "London Business Day" is any day on which dealings in deposits in United States dollars are transacted in the London interbank market. The Class A Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Trustee at its Corporate Trust Office at (800) 735-7777.

                 The determination of LIBOR will be made in accordance with the following provisions:

                 (i) On each LIBOR Determination Date, the Trustee will determine LIBOR based on the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such date.

                 (ii) If such rate does not appear on Telerate Page 3750, the Trustee will determine LIBOR on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period of the Designated Maturity. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations.

                 (iii) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in The City of New York selected by the Servicer are quoting at approximately 11:00 A.M. (New York City time) on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

                 "Designated Maturity" as used in the preceding provisions means, for the initial LIBOR Determination Date, two months, and for each LIBOR Determination Date thereafter, one month.

                 On each Distribution Date with respect to the Class A Accumulation Period, an amount equal to the least of (a) Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) the Controlled Deposit Amount for such Distribution Date and (c) the Class A Invested Amount, will be deposited in the Principal Funding Account for payment to the Class A Certificateholders on the Class A





                                     A-1-4

Expected Final Distribution Date or on the first Distribution Date with respect to the Rapid Amortization Period.

                 On each Distribution Date during the Rapid Amortization Period until the Class A Investor Amount has been paid in full or the Series Termination Date occurs, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections in an amount up to the Class A Investor Amount.

                 On any Distribution Date occurring on or after the Investor Amount is reduced to 5% or less of the maximum Invested Amount during the Revolving Period the Seller will have the option (to be exercised in its sole discretion) to repurchase the Certificates.

                 This Class A Certificate does not represent an obligation of, or an interest in, Advanta Corp., the Bank, any Additional Seller, the Servicer or any Affiliate of any of them. None of the Class A Certificates, the Accounts nor the Receivables are deposits or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement.

                 The Agreement may be amended under certain circumstances by the Servicer, the Seller and the Trustee, without Certificateholder consent, provided that (i) the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that the Seller reasonably believes that such amendment will not result in the occurrence of a Pay Out Event or materially adversely affect the amount or timing of distributions to be made to the Investor Certificateholders of any Series or Class and (ii) written confirmation from each Rating Agency that such amendment will not result in a reduction or withdrawal of the rating of the Series 1998-A Certificates or the rating of any other outstanding Series or Class with respect to which it is a Rating Agency.

                 The Agreement may be amended by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent to any such amendment of each affected Certificateholder, (b) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (c) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (d) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of such Series or Class.

                 The Class A Certificates are issuable only in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class A Certificate shall be





                                     A-1-5
registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Holder or his attorney and duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 As provided in the Agreement and subject to certain limitations therein set forth, this Class A Certificate is exchangeable for a new Class A Certificate evidencing a like aggregate fractional undivided interest, as requested by the Holder surrendering this Class A Certificate. No service charge may be imposed for any such exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 Prior to due presentation of this Class A Certificate for registration of transfer, the Transfer Agent and Registrar, the Paying Agent and the Trustee and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent or the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                 This Class A Certificate shall be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of law provisions.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, or by an authenticating agent appointed by the Trustee, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.





                                     A-1-6

                 IN WITNESS WHEREOF, the Seller has caused this Class A Certificate to be duly executed.


                                                   ADVANTA NATIONAL BANK



                                                   By:
                                                      ------------------------
                                                      Vice President


                 This is one of the Class A Certificates referred to in the within-mentioned Agreement.


                                                   BANKERS TRUST COMPANY,
                                                   as Trustee,



                                                   By:
                                                      ------------------------
                                                      Authorized Officer

Dated:
       ------------------





                                     A-1-7

                                   ----------

                                   ASSIGNMENT

                                   ----------


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE(S)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

------------------------------
:                            :
:                            :
:                            :
------------------------------             -----------------------------
(PLEASE PRINT OR TYPEWRITE                 NAME AND ADDRESS OF ASSIGNEE)



____________________ the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________ Attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

Dated:
       ------------------------
                                        ---------------------------------
                                        Note:  The signature(s) to this
                                        Assignment must correspond with the
                                        name(s) as written on the face of
                                        the within certificate in every
                                        particular, without alteration or
                                        enlargement or any change whatever.

                                        (1)  An assignee which is not a
                                             United States Person as
                                             defined in the Internal
                                             Revenue Code of 1986, as
                                             amended (the "Code") must
                                             certify to the Transfer Agent
                                             and Registrar in writing as
                                             to such status and such
                                             further information as may be
                                             required under the Code or
                                             reasonably requested by the
                                             Transfer Agent and Registrar.





                                     A-1-8

                                                                     EXHIBIT A-2
                                                                   TO SUPPLEMENT


REGISTERED

                      ADVANTA CREDIT CARD MASTER TRUST II
                CLASS B FLOATING RATE ASSET-BACKED CERTIFICATE,
                                 SERIES 1998-A

                 THIS CLASS B CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN.

                 Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                 Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of revolving consumer credit card accounts owned by Advanta National Bank (formerly known as Advanta National Bank USA and prior to that known as Colonial National Bank USA and successor in interest to the former Advanta National
         Bank) (the "Bank") or any Additional Seller.


No.                                              CUSIP NO.
    ---                                                    ------------------
                                                          $
                                                           ------------------

                 (Not an interest in or obligation of Advanta National Bank, or any affiliate thereof, except to the limited extent described herein.)

                 This certifies that CEDE & CO. (the "Investor Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, between the Bank, as seller (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"), as further amended by Amendment Number 2 dated as of October 6, 1995 among the Bank, as seller and servicer, the former Advanta National Bank, as a Seller, and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement") as supplemented by the Series 1998-A Supplement, dated as of February 6, 1998, by and between the Bank, as Seller and Servicer, and the Trustee. The Amended and Restated Pooling and Servicing Agreement, the

Series 1998-A Supplement and any amendments, exhibits and schedules thereto are collectively referred to herein as the "Agreement." The corpus of the Trust consists of (i) a portfolio of receivables (the "Receivables") arising under selected VISA and MasterCard* consumer credit card accounts or other revolving consumer credit accounts (the "Accounts") in portfolios of revolving consumer credit accounts owned by any of the Bank or any Additional Seller, (ii) all monies due or to become due in payment of the Receivables, all proceeds of the Receivables (other than investment earnings related to such proceeds), (iii) the right to receive certain Interchange attributed to cardholder charges for merchandise and services in the Accounts, (iv) certain amounts recovered from Accounts in which the Receivables have been written off as uncollectible, (v) proceeds of credit insurance policies relating to the Receivables and (vi) all monies on deposit in certain bank accounts of the Trust and the benefits of any type of enhancement ("Series Enhancement") issued with respect to any Series (the drawing on or payment of such Series Enhancement being available only to Certificateholders of a specified Series or Class unless otherwise indicated in the related Supplement). The Trust assets may also include participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables or consumer loan receivables (secured and unsecured), and any interests in both such types of receivables, including securities representing or backed by both such types of receivables, and other self-liquidating financial assets owned by the Seller or any affiliate of the Seller and collections thereon. The Bank, as Seller, conveyed to the Trust all Receivables existing under certain designated Accounts at the time of the formation of the Trust and all Receivables arising under such Accounts from time to time thereafter. In addition, the Seller has conveyed and the Seller may convey in the future all Receivables existing under certain designated Additional Accounts (including Automatic Additional Accounts) and all Receivables thereafter arising in such Additional Accounts.

                 Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be obtained from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

                 This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which the Holder of this Class B Certificate by virtue of the acceptance hereof assents and is bound.

                 It is the intent of the Seller and the Class B Certificateholders that, for federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income, the Class B Certificates will be treated as indebtedness secured by the Receivables. The Servicer by entering into the Agreement and the Seller, the Holder of the Bank Certificate, each Holder of a Class B Certificate, and each Holder of a Class A Certificate, by




------------------------------

* VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.


                                     A-2-2
acceptance of its Certificate, agrees to treat the Series 1998-A Certificates for purposes of federal income taxes, state and local income and franchise taxes, and any other taxes imposed on or measured by income, as indebtedness of the Seller.

                 Subject to the terms of the Agreement, payments of principal of the Class B Certificates are limited to the unpaid Class B Investor Amount, which may be less than the unpaid principal balance of the Class B Certificates, pursuant to the terms of the Agreement. Principal payments on the Class B Certificates will not be made until the Class A Certificates have been paid in full. All principal of and interest on the Class B Certificates is scheduled to be paid by the February 2001 Distribution Date, but may be paid earlier. Subject to prior termination as provided in the Agreement, the interest of the Series 1998-A Certificateholders in the Trust will terminate following the earliest of (i) the date on which the Investor Amount is paid in full and (ii) the July 2003 Distribution Date and (iii) the termination of the Trust pursuant to Section 12.01 of the Agreement.

                 The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and cash advances and in respect of Periodic Finance Charges, Overlimit Fees, Late Fees, annual membership fees and annual service charges, if any, Cash Advance Fees, transaction charges and all other fees and charges with respect to the Accounts designated by the Seller to be included in Finance Charge Receivables. This Certificate is one of a series of Certificates entitled "ADVANTA Credit Card Master Trust II, Class B Floating Rate Asset Backed Certificates, Series 1998-A" (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust's assets are allocated in part to the Holders of the Class B Certificates and in part to the Holders of the Class A Certificates, in part to the Collateral Interest Holder, in part to the Holders of Investor Certificates of all other Series and in part to the Seller as Holder of the Bank Certificate and the Holders of any outstanding Supplemental Certificates outstanding from time to time. The Bank Certificate and any outstanding Supplemental Certificates represent the Sellers' Interest in the Trust. The Bank Certificate and any outstanding Supplemental Certificates represent the interest in the Principal Receivables not represented by the Investor Certificates.

                 THE CLASS B CERTIFICATES ARE SUBORDINATED TO THE CLASS A CERTIFICATES TO THE EXTENT SET FORTH IN THE AGREEMENT.

                 The aggregate interest represented by the Series 1998-A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Principal Allocation Percentage thereof (as set forth in the Agreement) at such time. The Initial Investor Amount is $1,150,000,000. The Invested Amount for any date will equal the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount. The Class B Initial Invested Amount is $64,687,500. The Class B Initial Investor Amount is $86,250,000. The Class B Invested Amount for any date will be an amount equal to (a) the Class B Initial Invested Amount, plus (b) the amount of any increases in the Class B Invested Amount during the Funding Period, minus (c) the aggregate amount of principal payments (other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period) made to the Class B Certificateholders prior to such date, minus (d) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursement of Class B Investor Charge-Offs for all Distribution Dates preceding such date, minus (e) the amount of





                                     A-2-3

Reallocated Principal Collections allocated on all prior Distribution Dates, minus (f) an amount equal to the amount by which the Class B Invested Amount has been reduced pursuant to subsection 4.6(a) of the Agreement on all prior Distribution Dates and plus (g) the amount of Excess Spread and Excess Finance Charges allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and
(f); provided, however, that the Class B Invested Amount may not be reduced below zero.

                 Interest will be distributed monthly on the 15th day of each calendar month or, if such 15th day is not a Business Day, payment will be made on the next succeeding Business Day (each, a "Distribution Date"), commencing April 15, 1998, in an amount equal to the product of (i)(a) a fraction, the numerator of which is the actual number of days in the related Interest Period divided by 360, times (b) the Class B Certificate Rate, and (ii) the outstanding principal amount of the Class B Certificates as of the preceding Record Date (or, in the case of the first Distribution Date as of the Closing
Date).

                 The Class B Certificates will bear interest for each Interest Period at the rate of 0.24% per annum above LIBOR determined as set forth below (the "Class B Certificate Rate").

                 The Trustee will determine LIBOR on February 4, 1998 for the period from the Closing Date through April 14, 1998 and for each Interest Period thereafter, on the second London Business Day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). A "London Business Day" is any day on which dealings in deposits in United States dollars are transacted in the London interbank market. The Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Trustee at its Corporate Trust Office at (800) 735-7777.

                 The determination of LIBOR will be made in accordance with the following provisions:

                 (i) On each LIBOR Determination Date, the Trustee will determine LIBOR based on the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such date.

                 (ii) If such rate does not appear on Telerate Page 3750, the Trustee will determine LIBOR on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period of the Designated Maturity. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations.

                 (iii) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in The City of New York selected by the Servicer are quoting at approximately 11:00 A.M. (New York City time) on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.





                                     A-2-4

                 "Designated Maturity" shall mean, for the initial LIBOR Determination Date, two months and for each LIBOR Determination Date thereafter, one month.

                 After the Class A Investor Amount has been paid in full on each Distribution Date with respect to the Class B Accumulation Period, amounts equal to the least of (a) Available Investor Principal Collection on deposit in the Collection Account with respect to such Distribution Date, (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date), (b) the Controlled Deposit Amount for such Distribution Date and (c) the Class B Invested Amount, will be deposited in the Principal Funding Account for payment to the Class B Certificateholders until the Class B Invested Amount is paid in full.

                 On each Distribution Date during the Rapid Amortization Period (following the payment in full of the Class A Certificates) until the Class B Invested Amount has been paid in full or the Series Termination Date occurs, the Class B Certificateholders will be entitled to receive Available Investor Principal Collections (minus the portion of Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date) in an amount up to the Class B Invested Amount.

                 On any Distribution Date occurring on or after the Investor Amount is reduced to 5% or less of the maximum Invested Amount during the Revolving Period, the Seller will have the option (to be exercised in their sole discretion) to repurchase the Certificates.

                 This Class B Certificate does not represent an obligation of, or an interest in, Advanta Corp., the Bank, any Additional Seller, the Servicer or any Affiliate of any of them. None of the Class B Certificates, the Accounts nor the Receivables are deposits or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class B Certificate is limited in right of payment to certain Collections respecting the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement.

                 The Agreement may be amended under certain circumstances by the Servicer, the Seller and the Trustee, without Certificateholder consent, provided that (i) the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that the Seller reasonably believes that such amendment will not result in the occurrence of a Pay out Event or materially adversely affect the amount or timing of distributions to be made to the Investor Certificateholders of any Series or Class and (ii) written confirmation from each Rating Agency that such amendment will not result in a reduction or withdrawal of the rating of the Series 1998-A Certificates or the rating of any other outstanding Series or Class with respect to which it is a Rating Agency.

                 The Agreement may be amended by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions to





                                     A-2-5

Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent to any such amendment of each affected Certificateholder, (b) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (c) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (d) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of such Series or Class.

                 The Class B Certificates are issuable only in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Holder or his attorney and duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 As provided in the Agreement and subject to certain limitations therein set forth, this Class B Certificate is exchangeable for a new Class B Certificate evidencing a like aggregate fractional undivided interest, as requested by the Holder surrendering this Class B Certificate. No service charge may be imposed for any such exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 This Class B Certificate may not be acquired by or for the account of any benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Class B Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Class B Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

                 Prior to due presentation of this Class B Certificate for registration of transfer, the Transfer Agent and Registrar, the Paying Agent and the Trustee and any agent of any of them may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent or the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                 This Class B Certificate shall be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of law provisions.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, or by an authenticating agent appointed by the Trustee, this





                                     A-2-6

Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.





                                     A-2-7

                 IN WITNESS WHEREOF, the Seller has caused this Class B Certificate to be duly executed.



                                        ADVANTA NATIONAL BANK



                                        By:
                                           ------------------------
                                           Vice President


                 This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                        BANKER TRUST COMPANY,
                                          as Trustee,


                                        By:
                                           ------------------------
                                           Authorized Officer

Dated:
       -----------------




                                     A-2-8

                                   ----------

                                   ASSIGNMENT

                                   ----------


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE(S)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------
:                         :
:                         :
:                         :
---------------------------                -----------------------------
(PLEASE PRINT OR TYPEWRITE                 NAME AND ADDRESS OF ASSIGNEE)



____________________ the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________ Attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

Dated:
       ------------------------
                                        ---------------------------------------
                                        Note:  The signature(s) to this
                                        Assignment must correspond with the
                                        name(s) as written on the face of
                                        the within certificate in every
                                        particular, without alteration or
                                        enlargement or any change whatever.

                                        (1)  An assignee which is not a United
                                             States Person as defined in the
                                             Internal Revenue Code of 1986, as
                                             amended (the "Code") must certify
                                             to the Transfer Agent and Registrar
                                             in writing as to such status and
                                             such further information as may be
                                             required under the Code or
                                             reasonably requested by the
                                             Transfer Agent and Registrar.





                                     A-2-9

                                                                       EXHIBIT B
                                                                   TO SUPPLEMENT




                        MONTHLY PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO THE TRUSTEE


                             ADVANTA NATIONAL BANK

                         ------------------------------


                      ADVANTA CREDIT CARD MASTER TRUST II
                                 Series 1998-A


                         ------------------------------


                 The undersigned, a duly authorized representative of Advanta National Bank (formerly known as Advanta National Bank USA and prior to that known as Colonial National Bank USA and successor in interest to the former Advanta National Bank), as Seller and Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, between the Bank, as seller (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"), as further amended by Amendment Number 2 dated as of October 6, 1995 among the Bank, as seller and servicer, the former Advanta National Bank, as a Seller, and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement") as supplemented by the Series 1998-A Supplement, dated as of February 6, 1998, by and between the Bank, as Seller and Servicer, and the Trustee does hereby certify as follows:

                 A) Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement. References herein to certain sections are references to the respective sections of the Agreement.

                 B) The Bank is Servicer under the Agreement.

                 C) The undersigned is a Servicing Officer.

                 D) The date of this notice is a Determination Date under the Agreement.

 I. APPLICATION OF CLASS A AVAILABLE FUNDS, CLASS B AVAILABLE FUNDS, COLLATERAL AVAILABLE FUNDS, AVAILABLE INVESTOR PRINCIPAL COLLECTIONS, AND COLLATERAL PRINCIPAL COLLECTIONS.

             Pursuant to the Supplement, the Servicer does hereby instruct the Trustee (i) to make the following withdrawals from the Collection Account with respect to the Distribution Date and (ii) to apply the proceeds of such withdrawals in accordance with referenced Sections of the Supplement:

             A)       Class A Available Funds (Section 4.5(a)):
                      ----------------------------------------
                      (1)       Class A Monthly
                                Interest  . . . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (2)       Overdue Class A Monthly Interest  . . . . . . . .   $
                                                                                     ----------
                      (3)       Class A Additional
                                Interest  . . . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (4)       Class A Servicing Fee . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (5)       Overdue Class A
                                Servicing Fee . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (6)       Class A Investor Default Amount (to be treated
                                as Available Investor Principal Collections)  . .   $
                                                                                     ----------
                      (7)       Excess Spread . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------

             B)       Class B Available Funds (Section 4.5(b)):
                      ----------------------------------------
                      (1)       Class B Monthly Interest  . . . . . . . . . . . .   $
                                                                                     ----------
                      (2)       Overdue Class B Monthly Interest  . . . . . . . .   $
                                                                                     ----------
                      (3)       Class B Additional
                                Interest  . . . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (4)       Class B Servicing Fee . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (5)       Overdue Class B
                                Servicing Fee . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (6)       Excess Spread . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------

             C)       Collateral Available Funds (Section 4.5(c))
                      -------------------------------------------
                      (1)       Collateral Servicing Fee, if any  . . . . . . . .   $
                                                                                     ----------
                      (2)       Overdue Collateral Servicing Fee, if any  . . . .   $
                                                                                     ----------
                      (3)       Excess Spread . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------

             D)       Available Investor Principal Collections and Collateral Principal Collections
                      -----------------------------------------------------------------------------
                      (Sections 4.5(d), (e), (f) and (g)):
                      -----------------------------------
                      (1)       Class A Monthly
                                Principal . . . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (2)       Class B Monthly
                                Principal . . . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (3)       Collateral Monthly
                                Principal . . . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (4)       Shared Principal Collections (available for
                                other Series in Group One)  . . . . . . . . . . .   $
                                                                                     ----------

             E)       Excess Spread (Section 4.7):
                      ----------------------------
                      (1)       Class A Required Amount . . . . . . . . . . . . .   $
                                                                                     ----------
                      (2)       Class A Investor Charge-Offs (to be treated as
                                Available Investor Principal Collections) . . . .   $
                                                                                     ----------
                      (3)       Portion of Class B Required Amount payable in
                                respect of interest and servicing . . . . . . . .   $
                                                                                     ----------
                      (4)       Class B Investor Default Amount (to be treated
                                as Available Investor Principal Collections)  . .   $
                                                                                     ----------
                      (5)       Reimbursement of prior reductions in Class B
                                Invested Amount (to be treated as Available
                                Investor Principal Collections) . . . . . . . . .   $
                                                                                     ----------
                      (6)       Collateral Monthly Interest, Overdue Collateral
                                Monthly Interest and Collateral Additional
                                Interest  . . . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (7)       Any Collateral Servicing Fee and any unpaid
                                Collateral Servicing Fee  . . . . . . . . . . . .   $
                                                                                     ----------
                      (8)       Collateral Default Amount (to be treated as
                                Available Investor Principal Collections) . . . .   $
                                                                                     ----------
                      (9)       Reimbursement of prior reductions in Collateral
                                Invested Amount (to be treated as Collateral
                                Principal Collections)  . . . . . . . . . . . . .   $
                                                                                     ----------
                      (10)      Excess of Required Cash Collateral Amount over
                                Available Cash Collateral Amount  . . . . . . . .   $
                                                                                     ----------

                      (11)      Excess of Required Reserve Account Amount over
                                the amount or deposit in Reserve Account  . . . .   $
                                                                                     ----------
                      (12)      Amounts owed pursuant to Loan Agreement and
                                amounts required to be deposited into Spread
                                Accounts  . . . . . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (123)     Excess Finance Charges (available for other
                                Series in Group One)  . . . . . . . . . . . . . .   $
                                                                                     ----------
             F)       Reallocated Principal Collections (Section 4.8):
                      -----------------------------------------------
                      (1)       Payable in respect of Class A Required Amount . .   $
                                                                                     ----------
                      (2)       Payable in respect of Class B Required Amount . .   $
                                                                                     ----------
                      (3)       Balance (to be treated as Available Investor
                                Principal Collections)  . . . . . . . . . . . . .   $
                                                                                     ----------
             G)       Excess Finance Charges (Section 4.9):
                      ------------------------------------
                      (1)       Finance Charge Shortfall for Series 1998-A  . . .   $
                                                                                     ----------
                      (2)       Excess Finance Charges
                                from other Series in
                                Group One allocated to Series 1998-A  . . . . . .   $
                                                                                     ----------
             H)       Shared Principal Collections (Section 4.10):
                      -------------------------------------------
                      (1)       Principal Shortfall for Series 1998-A . . . . . .   $
                                                                                     ----------
                      (2)       Shared Principal Collections from other Series
                                in Group One allocated to Series 1998-A . . . . .   $
                                                                                     ----------


 II.         PRE-FUNDING ACCOUNT

             Pursuant to Section 4.16 of the Supplement, the Servicer hereby instructs the Trustee (i) to make the following withdrawal from the Pre-Funding Account and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.16 of the Supplement.

                      (1)       Interest and other investment income on the
                                Pre-Funded Amount . . . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (2)       Pre-Funded Amount, if any, (to be applied to
                                payment of principal following Funding Period)  .   $
                                                                                     ----------

 III.        NOTIFICATION OF WITHDRAWALS
             FROM THE CASH COLLATERAL ACCOUNT

             Pursuant to Section 4.12 of the Supplement, the Servicer hereby instructs the Trustee (i) to make the following withdrawals from the Cash Collateral Account with respect to the Distribution Date and (ii) to apply the proceeds of such withdrawals in accordance with Section 4.12 of the Supplement.

                      (1)       Required Draw Amount  . . . . . . . . . . . . . .   $
                                                                                     ----------
                      (2)       Cash Enhancement Surplus  . . . . . . . . . . . .   $
                                                                                     ----------


                 IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________, ____.


                                     ADVANTA NATIONAL BANK,
                                       as Servicer



                                     By:
                                        ------------------------
                                        Servicing Officer

                                                                       EXHIBIT C
                                                                   TO SUPPLEMENT





                 FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
                 (To be delivered by the Paying Agent on behalf
                    of the Trustee on each Distribution Date
                 pursuant to Section 5.2(b) of the Supplement)

                             ADVANTA NATIONAL BANK

                         ------------------------------

                      ADVANTA CREDIT CARD MASTER TRUST II
                                 SERIES 1998-A

                         ------------------------------

                 Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, between the Bank, as seller (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"), as further amended by Amendment Number 2 dated as of October 6, 1995 among the Bank, as seller and servicer, the former Advanta National Bank, as a Seller, and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement") as supplemented by the Series 1998-A Supplement, dated as of February 6, 1998, by and between the Bank, as seller and servicer, and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1998-A Certificateholders. This statement relates to the Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 1.         The total amount of the distribution on the Distribution Date per
            $1,000 original principal amount of the Class A Certificates  . . . .    $
                                                                                      ----------
 2.         The total amount of the distribution on the Distribution Date per
            $1,000 original principal amount of the Class B Certificates  . . . .    $
                                                                                      ----------

 3.         The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the
            Class A Certificates  . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 4.         The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the
            Class B Certificates  . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 5.         The amount of the distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class
            A Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 6.         The amount of the distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class
            B Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 7.         The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated
            in respect of Series 1998-A . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 8.         The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of
            Series 1998-A                                                            $
                                                                                      ----------
 9.         The aggregate amount of Reallocated Principal Collections with
            respect to the prior Monthly Period . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 10.        The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
            the Class A Certificates  . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 11.        The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
            the Class B Certificates  . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 12.        The Principal Allocation Percentage(s) during the prior Monthly
            Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        % [Dates]
                                                                                     ----
                                                                                         % [Dates]
                                                                                     ----

 13.        The Floating Allocation Percentage(s) during the prior Monthly Period        % [Dates]
                                                                                     ----
                                                                                         % [Dates]
                                                                                     ----

 14.        The aggregate outstanding balance of Accounts which are 30, 60, 90,      $
            120, 150 and 180 or more days delinquent as of the end of the prior       ----------
            Monthly Period is . . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
                                                                                     $
                                                                                      ----------
                                                                                     $
                                                                                      ----------
                                                                                     $
                                                                                      ----------
                                                                                     $
                                                                                      ----------

 15.        The Class A Investor Default Amount for the prior Monthly Period is .    $
                                                                                      ----------

 16.        The Class B Investor Default Amount for the prior Monthly Period is .    $
                                                                                      ----------
 17.        The Collateral Default Amount for the prior Monthly Period  . . . . .    $
                                                                                      ----------
 18.        The aggregate amount of Class A Investor Charge-Offs for the prior
            Monthly Period is . . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 19.        The aggregate amount of Class B Investor Charge-Offs for the prior
            Monthly Period is . . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 20.        The aggregate amount of Collateral Charge-Offs for the prior Monthly
            Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 21.        The aggregate amount of Class A Investor Charge-Offs reimbursed on
            the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 22.        The aggregate amount of Class B Investor Charge-Offs reimbursed on
            the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 23.        The aggregate amount of Collateral Charge-Offs reimbursed on the
            Distribution Date   . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 24.        The amount of the Class A Servicing Fee for the prior Monthly Period
            is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 25.        The amount of the Class B Servicing Fee for the prior Monthly Period
            is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 26.        The amount of Collateral Servicing Fee for the prior Monthly Period
            is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 27.        The amount of Servicer Interchange for the prior Monthly Period . . .    $
                                                                                      ----------
 28.        The Class A Investor Amount after giving effect to any payments on
            the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 29.        The Class A Invested Amount after giving effect to any payments on
            the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 30.        The Class B Investor Amount after giving effect to any payments on
            the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 31.        The Class B Invested Amount after giving effect to any payments on
            the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 32.        The amount, if any, by which the outstanding principal balance of the
            Class A Certificates exceeds the Class A Investor Amount after giving
            effect to any activity on the Distribution Date is  . . . . . . . . .    $
                                                                                      ----------
 33.        The amount, if any, by which the outstanding principal balance of the
            Class B Certificates exceeds the Class B Investor Amount after giving
            effect to any activity on the Distribution Date is  . . . . . . . . .    $
                                                                                      ----------

 34.        The Available Cash Collateral Amount as of the close of business on
            the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 35.        The Collateral Interest as of the close of business on the
            Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 36.        The amount on deposit in the Cash Collateral Account as of the close
            of business on the Distribution Date is . . . . . . . . . . . . . . .    $
                                                                                      ----------
 37.        The amount on deposit in the Principal Funding Account as of the
            close of business on the Distribution Date is   . . . . . . . . . . .    $
                                                                                      ----------
 38.        The amount on deposit in the Pre-Funding Account as of the close of
            business on the Distribution Date is  . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 39.        The amount on deposit in the Reserve Account as of the close of
            business on the Distribution Date is  . . . . . . . . . . . . . . . .    $
                                                                                      ----------
 40.        The amount by which the Net Portfolio Yield for the prior Monthly
            Period exceeds the Base Rate for such Monthly Period  . . . . . . . .    $
                                                                                      ----------
 41.        The Net Portfolio Yield for the prior Monthly Period is . . . . . . .    $
                                                                                      ----------
 42.        The Base Rate for the Prior Monthly Period is . . . . . . . . . . . .    $
                                                                                      ----------
 43.        The amount of Interchange with respect to the prior Monthly Period is    $
                                                                                      ----------
 44.        The Deficit Controlled Amortization Amount (after giving effect to
            any activity on the Distribution Date)  . . . . . . . . . . . . . . .    $
                                                                                      ----------


                                           ADVANTA NATIONAL BANK USA,
                                             as Servicer



                                           By:
                                              -------------------------
                                              Title: